UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Global Dynamic Bond Fund

Dreyfus Global Real Return Fund

Dreyfus Total Emerging Markets Fund

Dynamic Total Return Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Global Dynamic Bond Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E    F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Global Dynamic Bond Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Paul Brain, Howard Cunningham, and Jonathan Day, Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of 3.20%, Class C shares returned 2.47%, Class I shares returned 3.52%, and Class Y shares returned 3.54%.1 In comparison, the fund’s benchmark, the Citi 1-Month Treasury Bill Index (the “Index”), produced a total return of 0.18% for the same period.2

Higher-quality bonds generally benefited during the reporting period from falling long-term interest rates, and lower-quality securities erased previous losses during a rally over the spring and summer of 2016. The fund outperformed its benchmark, mainly due to our sector allocation and currency strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets. We employ a dynamic, benchmark unconstrained approach in allocating the fund’s assets globally, among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies. We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables, investment themes, relative valuations of debt securities and cash, long-term trends in currency movements, and company fundamentals.

Robust Investor Demand Supported Global Bond Prices

Global economic concerns sparked heightened bond market turbulence over the final months of 2015. Sluggish growth in Europe and Japan and falling commodity prices caused investors to flock to traditional safe havens, hurting riskier emerging market and corporate bonds while sending prices of high-quality sovereign bonds higher. Investors also anticipated that U.S. monetary policymakers would raise short-term interest rates, as indeed they did in December 2015, a move that many worried could weigh on the U.S. and global economies.

Investor sentiment changed dramatically in mid-February 2016 when U.S. policymakers indicated that they would delay additional rate hikes, commodity prices began to rebound, several central banks announced new stimulus measures, and foreign currencies gained value against the U.S. dollar. The Bank of Japan and European Central Bank adopted negative short-term interest rates, a move that drove international fixed-income investors to higher-yielding market sectors such as corporate-backed securities, emerging market bonds, and U.S. government securities.

In June and early July, concerns surrounding a referendum in the United Kingdom to leave the European Union produced renewed market volatility. Yet, higher-yielding bond market sectors quickly rebounded amid robust demand from international investors seeking more competitive yields than were available from sovereign bonds in overseas markets. Bonds gave back some of the previous gains in October as uncertainty intensified in advance of U.S. elections.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Currencies and Riskier Market Sectors Buoyed Fund Results

A bias towards high-quality government and corporate bonds helped cushion the impact of declining markets early in the reporting period. However, higher short-term U.S. interest rates initially hurt long-dated U.S. Treasuries and other government bonds. The resulting weakness was partly offset at the time by selective exposure to short-dated emerging market sovereign bonds and investment-grade credits.

When investor sentiment began to improve in February, the fund benefited from a more favorable backdrop by modestly increasing its exposure to riskier assets, including emerging-market bonds. Meanwhile, a more constructive duration posture helped the fund benefit from falling long-term interest rates. In addition, a modest increase in exposure to high yield bonds helped the fund participate more fully in their rally.

The fund’s net currency strategies also added value over the reporting period. Short Australian dollar/Asian currency positions against a long Japanese yen position enabled the fund to profit from related volatility in the Chinese renminbi. Short and long positions in various emerging-markets currencies and a bias to the U.S. dollar over European currencies also fared relatively well.

Finally, short positions in ten-year U.S. Treasury futures contracts increased exposure to Treasury Inflation Protected Securities, and the sale of longer-term sovereign bonds helped mitigate rising inflation expectations towards the end of the reporting period.

A More Cautious Investment Posture

With economic growth weak and inflation subdued, we expect most of the world’s major central banks to maintain accommodative monetary policies. Expectations of renewed U.S. infrastructure spending and the fading effects of previous energy price declines could make high-quality sovereign bonds vulnerable to higher inflation expectations. Therefore, we currently intend to limit the fund’s duration exposure while maintaining positions in inflation-linked securities. In currency markets, expectations of U.S. economic growth may favor the U.S. dollar, while European and emerging market currencies seem vulnerable to economic and political uncertainty.

November 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Citi 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Dynamic Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi 1-Month Treasury Bill Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Citi 1-Month Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	-1.43%	2.21%	2.13%
without sales charge	3/25/11	3.20%	3.15%	2.97%
Class C shares
with applicable redemption charge †	3/25/11	1.47%	2.39%	2.20%
without redemption	3/25/11	2.47%	2.39%	2.20%
Class I shares	3/25/11	3.52%	3.40%	3.22%
Class Y shares	7/1/13	3.54%	3.35%††	3.15%††
Citi 1- Month Treasury Bill Index	3/31/11	0.18%	0.06%	0.06%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.83	$8.63	$3.56	$3.56
Ending value (after expenses)	$1,022.00	$1,018.50	$1,024.50	$1,024.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.82	$8.62	$3.56	$3.56
Ending value (after expenses)	$1,020.36	$1,016.59	$1,021.62	$1,021.62

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I and .70% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Bonds and Notes - 91.2%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Discretionary - 7.4%
Bertelsmann SE & Co., Jr. Sub. Notes	EUR	3.50	4/23/75	200,000	[b]	214,922
CPUK Finance, Scd. Notes	GBP	7.00	2/28/42	100,000		129,952
CPUK Finance, Sr. Scd. Notes	GBP	2.67	2/28/42	200,000		252,673
Daimler Finance North America, Gtd. Notes		1.88	1/11/18	300,000		301,538
DISH DBS, Gtd. Notes		4.63	7/15/17	140,000		142,975
Enterprise Inns, First Mortgage Bonds	GBP	6.50	12/6/18	98,000		131,660
Fiat Chrysler Finance Europe, Gtd. Notes	EUR	7.00	3/23/17	100,000		112,625
InterContinental Hotels Group, Gtd. Notes	GBP	6.00	12/9/16	200,000		245,991
John Lewis, Sr. Unscd. Notes	GBP	8.38	4/8/19	175,000		248,494
Mitchells & Butlers Finance, Asset-Backed Bonds, Ser. B2	GBP	6.01	12/15/30	181,059		257,693
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/23	100,000		117,209
New Look Secured Issuer, Sr. Scd. Bonds	GBP	6.50	7/1/22	100,000		110,261
Norcell Sweden Holding 3, Sr. Scd. Notes	SEK	5.25	11/4/19	1,000,000		114,037
Unitymedia Hessen, Sr. Scd. Bonds	EUR	4.00	1/15/25	115,000		130,818
Unitymedia Hessen, Sr. Scd. Bonds	EUR	6.25	1/15/29	100,000		122,291
Virgin Media Finance, Gtd. Notes	EUR	4.50	1/15/25	100,000		109,309
Virgin Media Secured Finance, Sr. Scd. Notes	GBP	6.25	3/28/29	100,000		128,726
					2,871,174
Consumer Staples - 4.2%
Agrokor dd, Gtd. Notes	EUR	9.13	2/1/20	100,000		114,441
Anheuser-Busch InBev, Gtd. Notes	GBP	6.50	6/23/17	110,000		139,419
Anheuser-Busch InBev, Gtd. Notes	EUR	0.88	3/17/22	110,000		124,325
Anheuser-Busch InBev Finance, Gtd. Notes		1.90	2/1/19	130,000		130,930
Barry Callebaut Services, Gtd. Bonds	EUR	2.38	5/24/24	100,000		115,131
Coca-Cola European Partners, Gtd. Bonds	EUR	0.75	2/24/22	210,000		233,817
Constellation Brands, Gtd. Notes		7.25	5/15/17	130,000		134,387
DS Services of America, Scd. Notes		10.00	9/1/21	78,000	[c]	86,970

8

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Staples - 4.2% (continued)
Fomento Economico Mexicano, Sr. Unscd. Bonds	EUR	1.75	3/20/23	207,000		240,790
PepsiCo, Sr. Unscd. Notes		1.13	7/17/17	218,000	[b]	218,309
Smithfield Foods, Sr. Unscd. Notes		7.75	7/1/17	70,000		72,712
					1,611,231
Energy - 2.2%
BG Energy Capital, Gtd. Notes	GBP	6.50	11/30/72	155,000	[b]	199,743
BP Capital Markets, Gtd. Notes	GBP	4.33	12/10/18	100,000		131,070
Petrobras Global Finance, Gtd. Notes		7.88	3/15/19	95,000		102,362
Petrobras Global Finance, Gtd. Notes		6.75	1/27/41	130,000		115,823
Shell International Finance, Gtd. Notes		1.27	5/11/20	287,000	[b]	287,465
Statoil, Gtd. Notes		1.80	11/23/16	35,000		35,017
					871,480
Financials - 20.2%
Abbey National Treasury Services, Covered Notes	GBP	0.70	1/20/17	100,000	[b]	122,452
Allied Irish Banks, Sr. Unscd. Notes	EUR	2.75	4/16/19	100,000		115,919
Aquarius & Investments, Jr. Sub. Notes		8.25	9/29/49	200,000	[b]	215,354
Arsenal Securities, Sr. Scd. Bonds, Ser. A1	GBP	5.14	9/1/29	33,511		46,475
Banca Carige, Govt. Gtd. Bonds	EUR	6.75	3/20/17	200,000		225,428
Banca Monte dei Paschi di Siena, Govt. Gtd. Bonds	EUR	3.50	3/20/17	200,000		222,352
Bank of England Euro Note, Sr. Unscd. Notes		1.25	3/14/19	260,000		260,565
Barclays Bank, Sub. Notes	EUR	6.00	1/23/18	90,000		105,748
BNG Bank, Sr. Unscd. Notes		1.10	5/15/18	200,000	[b]	200,656
Citigroup, Sub. Notes		5.50	9/13/25	160,000		180,600
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/21	200,000		265,825
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/26	141,000		169,675
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/20	250,000		253,479
Cooperatieve Rabobank, Sr. Unscd. Notes	AUD	7.25	4/20/18	250,000		203,153
Coventry Building Society, Covered Bonds	GBP	0.68	3/17/20	100,000	[b]	122,279
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/20	200,000		236,173
Danske Bank, Sub. Notes	GBP	5.38	9/29/21	90,000	[b]	116,987

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 20.2% (continued)
Dexia Credit Local, Govt. Gtd. Notes		2.25	1/30/19	250,000		253,405
DNB Bank, Sub. Notes	EUR	4.75	3/8/22	200,000	[b]	223,243
HSBC Bank, Sub. Notes	GBP	5.38	11/4/30	45,000	[b]	60,935
HSBC Holdings, Sub. Notes	GBP	6.38	10/18/22	150,000	[b]	191,081
JPMorgan Chase & Co, Sr. Unscd. Notes		2.09	10/29/20	163,000	[b]	165,302
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	NZD	4.00	1/30/20	250,000		185,651
Lloyds Bank, Jr. Sub. Notes	EUR	13.00	1/29/49	66,000		105,055
Lloyds Bank, Sub. Notes		9.88	12/16/21	185,000	[b]	187,412
Lloyds Bank, Sub. Notes	AUD	13.00	12/19/21	65,000	[b]	50,027
Nationwide Building Society, Covered Bonds	GBP	0.60	7/17/17	100,000	[b]	122,473
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	12/29/49	100,000	[b]	120,871
New Red Finance, Scd. Notes		6.00	4/1/22	180,000	[c]	188,730
New York Life Global Funding, Scd. Notes		1.70	9/14/21	280,000		277,421
Royal Bank of Canada, Covered Bonds		2.00	10/1/18	125,000		126,461
Royal Bank of Canada, Covered Bonds		1.88	2/5/20	280,000		282,175
Royal Bank of Scotland, Sub. Notes		9.50	3/16/22	250,000	[b]	256,684
Royal Bank of Scotland, Sub. Notes	EUR	10.50	3/16/22	100,000	[b]	113,806
RSA Insurance Group, Gtd. Notes	GBP	9.38	5/20/39	140,000	[b]	199,313
Santander UK, Sub. Notes	GBP	9.63	10/30/23	50,000	[b]	69,656
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/37	210,381		230,189
SLM Student Loan Trust, Ser. 2003-10, Asset-Backed Notes	GBP	0.93	12/15/39	100,000	[b]	104,499
Societe Generale, Jr. Sub. Notes	EUR	6.75	4/7/49	200,000	[b]	223,630
UBS, Sub. Notes	EUR	4.75	2/12/26	135,000	[b]	158,745
UNITE USAF II, Sr. Scd. Notes	GBP	3.37	6/30/28	100,000		132,146
US Bancorp, Sr. Unscd. Notes		1.31	11/15/18	100,000	[b]	100,241
US Bank, Sr. Unscd. Notes		1.29	4/26/19	280,000	[b]	280,839
Westpac Banking, Covered Notes		1.38	5/30/18	330,000		329,755
					7,802,865

10

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 27.4%
Abu Dhabi Government, Sr. Unscd. Notes		2.13	5/3/21	400,000		402,000
Asian Development Bank, Sr. Unscd. Notes		0.89	7/10/19	165,000	[b]	164,773
Belarusian Government, Sr. Unscd. Notes		8.95	1/26/18	130,000		137,421
Caisse des Depots et Consignations, Sr. Unscd. Notes		1.25	5/17/19	200,000		199,546
Costa Rican Government, Sr. Unscd. Notes		4.25	1/26/23	200,000		194,500
Council of Europe Development Bank, Sr. Unscd. Notes		1.13	5/31/18	280,000		280,178
Dominican Republic Government, Sr. Unscd. Bonds		7.50	5/6/21	150,000		165,388
Export-Import Bank of Korea, Sr. Unscd. Notes		1.34	10/21/19	401,000	[b]	401,027
FADE, Govt. Gtd. Bonds	EUR	0.85	9/17/19	300,000		336,735
FMS Wertmanagement, Govt. Gtd. Notes		0.63	1/30/17	210,000		209,889
FMS Wertmanagement AoeR, Gtd. Bonds		0.75	11/27/19	600,000	[b]	599,590
Hungarian Government, Bonds	HUF	2.50	10/27/21	149,520,000		549,440
Icelandic Government, Unscd. Notes		5.88	5/11/22	280,000		328,591
Instituto de Credito Oficial, Govt. Gtd. Notes		1.63	9/14/18	390,000		391,174
International Bank for Reconstruction & Development, Sr. Unscd. Bonds		1.10	2/11/21	250,000	[b]	251,406
International Bank for Reconstruction & Development, Sr. Unscd. Notes		0.88	4/17/17	280,000		280,240
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	4.63	2/26/19	350,000		261,967
KFW, Govt. Gtd. Notes	NZD	3.75	6/14/18	100,000		72,720
Kommunalbanken, Sr. Unscd. Notes		1.01	5/2/19	190,000	[b]	189,936
Kommunekredit, Sr. Unscd. Notes		1.63	6/1/21	250,000		250,173
Mexican Government, Bonds, Ser. M	MXN	6.50	6/10/21	13,160,000		712,308
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	300,000		356,425
Netherlands Development Finance Company, Sr. Unscd. Notes		1.02	10/21/19	192,000	[b]	191,048
New Zealand Government, Unscd. Bonds	NZD	5.00	3/15/19	1,290,000		974,941
Nordic Investment Bank, Sr. Unscd. Notes	NZD	4.13	3/16/17	150,000		107,956
Peruvian Government, Sr. Unscd. Notes	PEN	8.20	8/12/26	550,000		194,290

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 27.4% (continued)
Peruvian Government, Sr. Unscd. Notes	PEN	6.95	8/12/31	500,000		161,955
Portuguese Government, Sr. Unscd. Bonds	EUR	5.65	2/15/24	167,860	[c]	214,801
Province of British Columbia Canada, Sr. Unscd. Notes	EUR	0.88	10/8/25	328,000		375,506
Queensland Treasury Corp, Govt. Gtd. Bonds	AUD	3.50	9/21/17	640,000	[c]	494,411
Romanian Government, Sr. Unscd. Notes	EUR	2.75	10/29/25	230,000		270,764
Saudi Arabian Government, Sr. Unscd. Notes		2.38	10/26/21	200,000		199,565
Swedish Export Credit, Sub. Notes		2.88	11/14/23	200,000	[b,c]	200,942
United Kingdom Government, Unscd. Bonds	CNY	2.70	10/21/17	1,000,000		147,139
Vietnamese Government, Sr. Unscd. Bonds		6.75	1/29/20	300,000		334,885
					10,603,630
Health Care - 1.3%
BUPA Finance, Gtd. Bonds	GBP	6.13	12/29/49	130,000	[b]	173,839
Roche Holdings, Gtd. Notes		0.94	9/29/17	200,000	[b]	199,975
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.88	3/31/27	100,000		112,942
					486,756
Industrials - 2.4%
AA Bond, Scd. Notes	GBP	5.50	7/31/43	100,000		122,312
AA Bond, Sr. Scd. Notes	GBP	4.25	7/31/43	100,000		130,697
Firstgroup, Gtd. Bonds	GBP	8.13	9/19/18	160,000		219,335
General Electric Capital, Sr. Unscd. Bonds		5.63	9/15/17	250,000		259,746
General Electric Capital, Sr. Unscd. Notes	GBP	6.44	11/15/22	39,140		53,878
RAC, Sr. Scd. Notes	GBP	4.57	5/6/23	110,000		146,546
					932,514
Information Technology - 1.1%
Diamond 1 Finance, Sr. Scd. Notes		6.02	6/15/26	100,000	[c]	109,159
Microsoft, Sr. Unscd. Bonds		2.00	8/8/23	250,000		247,272
Western Digital, Gtd. Notes		10.50	4/1/24	60,000	[c]	69,525
					425,956
Materials - .8%
Cemex, Sr. Scd. Notes		7.25	1/15/21	200,000		215,440

12

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Materials - .8% (continued)
SIG Combibloc Holdings, Scd. Notes	EUR	7.75	2/15/23	100,000		116,431
					331,871
Real Estate - .7%
Tesco Property Finance 3, Mortgage Backed Bonds	GBP	5.74	4/13/40	97,945		119,038
Vonovia Finance, Gtd. Notes	EUR	1.50	3/31/25	134,000		153,544
					272,582
Telecommunication Services - 4.0%
British Telecommunications, Sr. Unscd. Bonds	GBP	5.75	12/7/28	120,000		197,610
British Telecommunications, Sr. Unscd. Notes	GBP	8.50	12/7/16	130,000		160,397
Matterhorn Telecom, Sr. Scd. Bonds	CHF	3.63	5/1/22	150,000		151,751
Orange, Jr. Sub. Notes	EUR	4.00	10/29/49	100,000	[b]	117,297
Sprint Communications, Sr. Unscd. Debs.		9.25	4/15/22	80,000		89,200
Sprint Communications, Sr. Unscd. Notes		6.00	12/1/16	63,000		63,158
Telefonica Europe, Gtd. Bonds	EUR	4.20	12/29/49	100,000	[b]	112,522
Verizon Communications, Sr. Unscd. Notes		2.63	8/15/26	250,000		240,363
Vodafone Group, Sr. Unscd. Notes		1.63	3/20/17	225,000		225,332
Wind Acquisition Finance, Scd. Notes	EUR	7.00	4/23/21	160,000		183,365
					1,540,995
U.S. Government Securities - 16.7%
U.S. Treasury Inflation Protected Securities, Bonds		2.38	1/15/25	2,108,238	[d]	2,498,032
U.S. Treasury Inflation Protected Securities, Bonds		2.13	2/15/41	318,942	[d]	420,782
U.S. Treasury Inflation Protected Securities, Notes		0.13	4/15/20	781,630	[d]	796,778
U.S. Treasury Notes		0.88	2/28/17	880,000		881,617
U.S. Treasury Notes		3.50	5/15/20	1,350,000		1,460,927
U.S. Treasury Notes		2.00	2/15/25	380,000		387,533
					6,445,669
Utilities - 2.8%
E.ON International Finance, Gtd. Notes	GBP	6.00	10/30/19	50,000		69,904
Electricite de France, Sr. Unscd. Notes	EUR	2.75	3/10/23	100,000		124,528
National Grid Gas Finance, Gtd. Notes	GBP	1.13	9/22/21	264,000		319,072
NET4GAS, Sr. Unscd. Notes	EUR	2.50	7/28/21	100,000		118,054

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 91.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Utilities - 2.8% (continued)
Severn Trent Utilities Finance, Gtd. Notes	GBP	6.00	1/22/18	150,000		195,036
Southern Gas Networks, Sr. Unscd. Notes	GBP	5.13	11/2/18	100,000		132,613
SPP Infrastructure Financing, Gtd. Bonds	EUR	2.63	2/12/25	100,000		120,057
					1,079,264
Total Bonds and Notes (cost $36,134,691)				35,275,987
Common Stocks - 3.9%				Shares		Value ($)
Exchange-Traded Funds - 3.9%
iShares JP Morgan USD Emerging Markets Bond Fund				5,975		685,273
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF				29,548	[e]	825,867
Total Common Stocks (cost $1,506,807)				1,511,140
Options Purchased - .1%				Face Amount Covered by Contracts		Value ($)
Put Options - .1%
U.S. Treasury 10 Year Note Futures, December 2016 @ $130 (cost $49,775)				62,000		51,344

14

Other Investment - 2.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $926,577)	926,577	[f] 926,577
Total Investments (cost $38,617,850)	97.6%	37,765,048
Cash and Receivables (Net)	2.4%	920,140
Net Assets	100.0%	38,685,188

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Principal amount stated in U.S. Dollars unless otherwise noted.

AUD—Australian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

SEK—Swedish Krona

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $1,364,538 or 3.53% of net assets.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	47.1
Foreign/Governmental	27.4
U.S. Government Securities	16.7
Exchange-Traded Funds	3.9
Money Market Investment	2.4
Options Purchased	.1
97.6

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	37,691,273	36,838,471
Affiliated issuers	926,577	926,577
Cash		21,815
Cash denominated in foreign currency	29,109	29,238
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		633,691
Interest receivable		405,836
Receivable for investment securities sold		285,192
Prepaid expenses		19,455
		39,160,275
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		15,173
Payable for investment securities purchased		284,353
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		97,893
Payable for shares of Common Stock redeemed		20,131
Accrued expenses		57,537
		475,087
Net Assets ($)		38,685,188
Composition of Net Assets ($):
Paid-in capital		38,796,527
Accumulated undistributed investment income—net		521,046
Accumulated net realized gain (loss) on investments		(302,695)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions		(329,690)
Net Assets ($)		38,685,188

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,818,480	670,906	1,244,252	34,951,550
Shares Outstanding	147,797	55,084	100,942	2,835,017
Net Asset Value Per Share ($)	12.30	12.18	12.33	12.33

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Interest (net of $1,833 foreign taxes withheld at source)	508,458
Dividends:
Unaffiliated issuers	11,565
Affiliated issuers	3,884
Total Income	523,907
Expenses:
Management fee—Note 3(a)	115,196
Professional fees	58,606
Registration fees	54,482
Custodian fees—Note 3(c)	17,037
Prospectus and shareholders’ reports	11,616
Shareholder servicing costs—Note 3(c)	10,215
Distribution fees—Note 3(b)	5,647
Directors’ fees and expenses—Note 3(d)	2,175
Loan commitment fees—Note 2	477
Miscellaneous	57,136
Total Expenses	332,587
Less—reduction in expenses due to undertaking—Note 3(a)	(141,956)
Less—reduction in fees due to earnings credits—Note 3(c)	(22)
Net Expenses	190,609
Investment Income—Net	333,298
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(440,669)
Net realized gain (loss) on options transactions	(7,339)
Net realized gain (loss) on financial futures	(43,243)
Net realized gain (loss) on forward foreign currency exchange contracts	851,518
Net Realized Gain (Loss)	360,267
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(309,718)
Net unrealized appreciation (depreciation) on options transactions	1,569
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	429,396
Net Unrealized Appreciation (Depreciation)	121,247
Net Realized and Unrealized Gain (Loss) on Investments	481,514
Net Increase in Net Assets Resulting from Operations	814,812

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	333,298	233,640
Net realized gain (loss) on investments	360,267	448,976
Net unrealized appreciation (depreciation) on investments	121,247	(712,171)
Net Increase (Decrease) in Net Assets Resulting from Operations	814,812	(29,555)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(23,340)	(57,838)
Class C	(9,412)	(33,290)
Class I	(42,083)	(404,897)
Class Y	(328,169)	(59,526)
Net realized gain on investments:
Class A	(2,110)	(7,353)
Class C	(1,205)	(5,245)
Class I	(2,610)	(51,344)
Class Y	(22,568)	(5)
Total Dividends	(431,497)	(619,498)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	866,305	680,797
Class C	79,202	198,369
Class I	825,349	858,080
Class Y	20,507,649	15,890,580
Dividends reinvested:
Class A	23,867	44,528
Class C	9,430	20,845
Class I	44,693	245,543
Class Y	307,758	52,705
Cost of shares redeemed:
Class A	(502,446)	(716,498)
Class C	(213,406)	(436,299)
Class I	(5,065,739)	(5,521,093)
Class Y	(859,355)	(1,200,173)
Increase (Decrease) in Net Assets from Capital Stock Transactions	16,023,307	10,117,384
Total Increase (Decrease) in Net Assets	16,406,622	9,468,331
Net Assets ($):
Beginning of Period	22,278,566	12,810,235
End of Period	38,685,188	22,278,566
Undistributed investment income—net	521,046	119,039

18

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	71,290	55,214
Shares issued for dividends reinvested	1,982	3,601
Shares redeemed	(41,496)	(58,237)
Net Increase (Decrease) in Shares Outstanding	31,776	578
Class C
Shares sold	6,591	16,068
Shares issued for dividends reinvested	791	1,694
Shares redeemed	(17,686)	(35,692)
Net Increase (Decrease) in Shares Outstanding	(10,304)	(17,930)
Class I
Shares sold	67,292	69,171
Shares issued for dividends reinvested	3,711	19,841
Shares redeemed	(420,719)	(447,883)
Net Increase (Decrease) in Shares Outstanding	(349,716)	(358,871)
Class Y
Shares sold	1,676,600	1,297,727
Shares issued for dividends reinvested	25,465	4,327
Shares redeemed	(70,464)	(98,718)
Net Increase (Decrease) in Shares Outstanding	1,631,601	1,203,336

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.13	12.70	12.59	13.03	12.58
Investment Operations:
Investment income—net[a]	.13	.16	.26	.32	.41
Net realized and unrealized gain (loss) on investments	.25	(.18)	(.00)	[b] (.04)	.64
Total from Investment Operations	.38	(.02)	.26	.28	1.05
Distributions:
Dividends from investment income—net	(.19)	(.49)	(.15)	(.51)	(.59)
Dividends from net realized gain on investments	(.02)	(.06)	—	(.21)	(.01)
Total Distributions	(.21)	(.55)	(.15)	(.72)	(.60)
Net asset value, end of period	12.30	12.13	12.70	12.59	13.03
Total Return (%)[c]	3.20	(.15)	2.08	2.12	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.99	2.22	2.31	2.67
Ratio of net expenses to average net assets	.95	.95	1.02	1.10	1.10
Ratio of net investment income to average net assets	1.10	1.29	2.04	2.49	3.21
Portfolio Turnover Rate	141.08	134.49	157.23	138.46	132.40
Net Assets, end of period ($ x 1,000)	1,818	1,407	1,466	1,912	1,132

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

20

Class C Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.05	12.62	12.54	12.98	12.54
Investment Operations:
Investment income—net[a]	.04	.07	.17	.23	.31
Net realized and unrealized gain (loss) on investments	.25	(.19)	(.00)	[b] (.06)	.65
Total from Investment Operations	.29	(.12)	.17	.17	.96
Distributions:
Dividends from investment income—net	(.14)	(.39)	(.09)	(.40)	(.51)
Dividends from net realized gain on investments	(.02)	(.06)	—	(.21)	(.01)
Total Distributions	(.16)	(.45)	(.09)	(.61)	(.52)
Net asset value, end of period	12.18	12.05	12.62	12.54	12.98
Total Return (%)[c]	2.47	(.94)	1.30	1.41	7.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39	2.74	2.95	3.03	3.32
Ratio of net expenses to average net assets	1.70	1.70	1.76	1.85	1.85
Ratio of net investment income to average net assets	.35	.54	1.31	1.83	2.46
Portfolio Turnover Rate	141.08	134.49	157.23	138.46	132.40
Net Assets, end of period ($ x 1,000)	671	788	1,051	819	587

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.14	12.71	12.60	13.04	12.59
Investment Operations:
Investment income—net[a]	.15	.19	.29	.36	.44
Net realized and unrealized gain (loss) on investments	.27	(.18)	(.00)	[b] (.06)	.64
Total from Investment Operations	.42	.01	.29	.30	1.08
Distributions:
Dividends from investment income—net	(.21)	(.52)	(.18)	(.53)	(.62)
Dividends from net realized gain on investments	(.02)	(.06)	—	(.21)	(.01)
Total Distributions	(.23)	(.58)	(.18)	(.74)	(.63)
Net asset value, end of period	12.33	12.14	12.71	12.60	13.04
Total Return (%)	3.52	.07	2.30	2.33	8.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.70	1.88	1.96	2.31
Ratio of net expenses to average net assets	.70	.70	.77	.85	.85
Ratio of net investment income to average net assets	1.35	1.54	2.29	2.86	3.45
Portfolio Turnover Rate	141.08	134.49	157.23	138.46	132.40
Net Assets, end of period ($ x 1,000)	1,244	5,472	10,292	9,391	9,476

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

22

Class Y Shares	Year Ended October 31,
	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.14	12.71	12.60	12.50
Investment Operations:
Investment income—net[b]	.16	.19	.29	.10
Net realized and unrealized gain (loss) on investments	.27	(.18)	(.00)	[c] .11
Total from Investment Operations	.43	.01	.29	.21
Distributions:
Dividends from investment income—net	(.22)	(.52)	(.18)	(.11)
Dividends from net realized gain on investments	(.02)	(.06)	—	—
Total Distributions	(.24)	(.58)	(.18)	(.11)
Net asset value, end of period	12.33	12.14	12.71	12.60
Total Return (%)	3.54	.09	2.34	1.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.31	1.88	2.09	[e]
Ratio of net expenses to average net assets	.70	.70	.75	.85	[e]
Ratio of net investment income to average net assets	1.35	1.54	2.30	2.36	[e]
Portfolio Turnover Rate	141.08	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	34,952	14,611	1	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), formerly, Newton Capital Management Limited, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

24

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

26

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	18,226,688	-	18,226,688
Exchange-Traded Funds	1,511,140	-	-	1,511,140
Foreign Government	-	10,603,630	-	10,603,630
Mutual Funds	926,577	-	-	926,577
U.S. Treasury	-	6,445,669	-	6,445,669
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	633,691	-	633,691
Options Purchased	51,344	-	-	51,344

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(97,893)	-	(97,893)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

28

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	766,142	34,266,813	34,106,378	926,577	2.4

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

Certain affiliated investment companies may also invest in the fund. At October 31, 2016, Dreyfus Yield Enhancement Strategy Fund, an affiliate of the fund, held 1,974,098 Class Y shares representing approximately 63% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2016, the Board declared a cash dividend of $.054, $.031, $.062 and $.062 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2016 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

29

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,003,580, accumulated other losses $3,061 and unrealized depreciation $1,111,858.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $404,465 and $575,242, and long-term capital gains $27,032 and $44,256, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $471,713 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

30

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $141,956 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .22% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $5,647 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $3,856 and $1,882, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

31

NOTES TO FINANCIAL STATEMENTS (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $1,567 for transfer agency services and $54 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $22.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $17,037 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $14,562, Distribution Plan fees $431, Shareholder Services Plan fees $528, custodian fees $6,000, Chief Compliance Officer fees $5,688 and transfer agency fees $225, which are offset against an expense reimbursement currently in effect in the amount of $12,261.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended October 31, 2016, amounted to $51,505,402 and $34,015,961, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over–the–counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or

32

posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At October 31, 2016, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

33

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2016, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements,

34

if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Danish Krone,
Expiring
11/18/2016	1,732,296	259,957	255,856	(4,101)
Indian Rupee,
Expiring
11/18/2016	30,517,000	450,336	455,688	5,352
Polish Zloty,
Expiring
11/18/2016	376,996	97,660	96,049	(1,611)
JP Morgan Chase Bank
Danish Krone,
Expiring
11/18/2016	336,000	50,489	49,627	(862)
Royal Bank of Scotland
New Zealand Dollar,
Expiring
11/18/2016	139,866	99,590	99,944	354
Swedish Krona,
Expiring
11/18/2016	3,732,773	439,106	413,609	(25,497)
State Street Bank & Trust Co.
Canadian Dollar,
Expiring
11/18/2016	205,000	154,465	152,854	(1,611)
Danish Krone,
Expiring
11/18/2016	347,271	51,994	51,291	(703)
UBS
Indian Rupee,
Expiring
11/18/2016	5,632,000	83,142	84,099	957
Japanese Yen,
Expiring
11/18/2016	56,840,363	560,992	542,326	(18,666)

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Barclays Bank
Chinese Yuan Renminbi,
Expiring
11/18/2016	1,078,000	160,895	159,083	1,812
Euro,
Expiring
11/18/2016	320,524	357,618	352,106	5,512
Hungarian Forint,
Expiring
11/18/2016	34,204,069	123,209	121,615	1,594
Mexican New Peso,
Expiring
11/18/2016	2,240,000	120,310	118,261	2,049
JP Morgan Chase Bank
Australian Dollar,
Expiring
11/18/2016	299,000	228,285	227,341	944
British Pound,
Expiring
11/18/2016	89,742	117,697	109,881	7,816
Euro,
Expiring
11/18/2016	312,706	350,312	343,519	6,793
New Zealand Dollar,
Expiring
11/18/2016	229,012	163,911	163,645	266
South African Rand,
Expiring
11/18/2016	3,913,000	265,485	289,168	(23,683)
Turkish Lira,
Expiring
11/18/2016	219,000	72,915	70,507	2,408
Royal Bank of Scotland
Australian Dollar,
Expiring
11/18/2016	380,342	284,268	289,189	(4,921)
British Pound,
Expiring
11/18/2016	993,660	1,318,376	1,216,658	101,718

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Royal Bank of Scotland (continued)
Canadian Dollar,
Expiring
11/18/2016	431,000	327,660	321,366	6,294
Euro,
Expiring
11/18/2016	6,002,139	6,686,232	6,593,560	92,672
Hungarian Forint,
Expiring
11/18/2016	92,456,968	330,054	328,736	1,318
Indian Rupee,
Expiring
11/18/2016	10,834,000	161,316	161,776	(460)
New Zealand Dollar,
Expiring
11/18/2016	424,017	306,468	302,989	3,479
Norwegian Krone,
Expiring
11/18/2016	24,123	2,845	2,920	(75)
Polish Zloty,
Expiring
11/18/2016	386,692	100,555	98,520	2,035
South African Rand,
Expiring
11/18/2016	2,834,000	198,844	209,431	(10,587)
South Korean Won,
Expiring
11/18/2016	645,127,000	570,283	563,761	6,522
Turkish Lira,
Expiring
11/18/2016	961,000	314,950	309,394	5,556
State Street Bank & Trust Co.
Australian Dollar,
Expiring
11/18/2016	317,499	241,672	241,407	265
British Pound,
Expiring
11/2/2016	7,813	9,504	9,563	(59)
11/18/2016	700,565	912,922	857,786	55,136
Canadian Dollar,
Expiring
11/18/2016	523,000	401,131	389,964	11,167

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
State Street Bank & Trust Co. (continued)
Euro,
Expiring
11/2/2016	6,325	6,920	6,943	(23)
11/18/2016	430,105	479,932	472,485	7,447
Hungarian Forint,
Expiring
11/18/2016	15,627,953	56,861	55,566	1,295
Mexican New Peso,
Expiring
11/18/2016	2,552,327	129,716	134,750	(5,034)
New Zealand Dollar,
Expiring
11/18/2016	1,740,077	1,253,725	1,243,404	10,321
UBS
British Pound,
Expiring
11/18/2016	3,601,148	4,694,474	4,409,318	285,156
Euro,
Expiring
11/18/2016	108,072	122,239	118,721	3,518
Hungarian Forint,
Expiring
11/18/2016	12,140,706	43,929	43,167	762
Swiss Franc,
Expiring
11/18/2016	149,547	154,438	151,265	3,173
Gross Unrealized Appreciation				633,691
Gross Unrealized Depreciation				(97,893)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

38

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	51,344	[1]	Interest rate risk	-
Foreign exchange risk	633,691	[2]	Foreign exchange risk	(97,893)	[2]
Gross fair value of derivative contracts	685,035			(97,893)

Statement of Assets and Liabilities location:
[1]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(43,243)		(7,339)		-		(50,582)
Foreign exchange	-		-		851,518		851,518
Total	(43,243)		(7,339)		851,518		800,936

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Options Transactions	[4]	Forward Contracts	[5]	Total
Interest rate	1,569		-		1,569
Foreign exchange	-		429,396		429,396
Total	1,569		429,396		430,965

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net unrealized appreciation (depreciation) on options transactions.
[5]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

39

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	51,344	-
Forward contracts	633,691	(97,893)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	685,035	(97,893)
Derivatives not subject to
Master Agreements	(51,344)	-
Total gross amount of assets
and liabilities subject to
Master Agreements	633,691	(97,893)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	16,319		(5,712)	-	10,607
JP Morgan Chase Bank	18,227		(18,227)	-	-
Royal Bank of Scotland	219,948		(41,540)	-	178,408
State Street Bank and Trust Co.	85,631		(7,430)	-	78,201
UBS	293,566		(18,666)	-	274,900
Total	633,691		(91,575)	-	542,116

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(5,712)		5,712	-	-
JP Morgan Chase Bank	(24,545)		18,227	-	(6,318)
Royal Bank of Scotland	(41,540)		41,540	-	-
State Street Bank and Trust Co.	(7,430)		7,430	-	-
UBS	(18,666)		18,666	-	-
Total	(97,893)		91,575	-	(6,318)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

40

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Interest rate financial futures	734,090
Interest rate options contracts	9,173
Forward contracts	15,559,227

At October 31, 2016, the cost of investments for federal income tax purposes was $38,858,531; accordingly, accumulated net unrealized depreciation on investments was $1,093,483, consisting of $218,169 gross unrealized appreciation and $1,311,652 gross unrealized depreciation.

41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.0184 per share as a long-term capital gain distribution paid on December 30, 2015.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

44

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

46

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

47

NOTES

48

NOTES

49

For More Information

Dreyfus Global Dynamic Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6298AR1016A

Dreyfus Global Real Return Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E    F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Global Real Return Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Suzanne Hutchins (Lead) and Aron Pataki, Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 4.87%, Class C shares returned 4.12%, Class I shares returned 5.16%, and Class Y shares returned 5.18%.1 In comparison, the fund’s benchmark, the Citi 1-Month Treasury Bill Index, and the fund’s performance baseline benchmark, the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index, produced total returns of 0.18% and 0.43%, respectively, for the same period.2,3

Bonds gained value as interest rates declined, and stocks generally advanced when investor sentiment improved during the spring and summer of 2016. The fund delivered higher returns than its benchmark during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed multi-asset strategy to produce positive absolute or real returns exhibiting less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed relative to an index, but rather seeks to provide returns that are largely independent of market moves.

The fund invests in a core of return-seeking assets, including global equities, convertible bonds, and global high yield corporate bonds to meet its total return objective. To complement this core and to provide capital protection as well as to reduce volatility, the fund is invested in other asset types where we find value, including commodity-related investments, currencies, select government bonds, and index-linked securities and derivatives. The fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed income securities.

To allocate the fund’s assets, we combine a top-down approach emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research. In choosing investments, we consider economic trends as emphasized by our global investment themes, security valuation, and company fundamentals. Within markets and sectors, we seek attractively priced companies possessing sustainable competitive advantages, and we may invest in such companies anywhere across their capital structure and where we find the best risk/reward tradeoff. Identifying the right security characteristics for the prevailing investment environment is key to our approach, which currently emphasizes income generation.

Financial Markets Advanced Despite Headwinds

Global equity investors grew increasingly averse to risks over the final months of 2015 amid sluggish growth in Europe, Japan, and China, and stocks and corporate bonds suffered particularly severe declines in January 2016 due to plunging commodity prices and worries about higher short-term U.S. interest rates. The markets reversed course in mid-February after reports of better-than-expected economic data and corporate earnings. The rally continued through the spring when U.S. monetary policymakers refrained from additional rate hikes, other major central banks eased their monetary policies further, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, riskier assets bounced back quickly over the summer.

Among traditional safe havens, robust investor demand sent yields of high-quality sovereign bonds lower and gold prices higher. Indeed, international investors seeking higher levels of current income than were available in international markets drove yields of U.S. Treasury securities to historical lows in July.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Bonds, Gold, and Currencies Supported Results

In the fund’s return-seeking core, equities weighed on relative results over the reporting period due to our emphasis on more defensive market sectors. The equity portfolio was also hurt by a strengthening U.S. dollar. In contrast, a modest exposure to corporate bonds, where the fund maintains a handful of opportunistic holdings, provided a positive contribution to relative performance.

In the offsetting layer, government bonds and gold contributed positively. Returns from cash and currency positions also proved constructive, as our currency hedges gained value when the U.S. dollar appreciated. On the other hand, direct equity index protection detracted from relative performance over the reporting period.

A More Cautious Investment Posture

In light of ongoing global economic headwinds and recently elevated political uncertainties, we believe that market volatility is likely to increase. Therefore, we have maintained the fund’s relatively cautious positioning, with an emphasis on capital preservation over the pursuit of short-term gains. We have attempted to reduce risks in the fund’s return-seeking core through additional equity index protection and by eliminating exposure to convertible bonds. We also increased indirect protection by reallocating assets from cash to U.S. Treasury bonds, and we raised the fund’s exposure to gold. In our view, these strategies position the fund to provide a positive absolute return with an acceptable level of volatility.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2017, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Bloomberg — The London Interbank Offered Rate (LIBOR). The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short-term interest rates, and is an international rate. The London Interbank Offered Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the BBA; the four highest and lowest are then eliminated, and an average of the remaining eight is calculated to arrive at the fix. Eurodollar Libor is calculated on an ACT/360-day count basis, and settlement is for two days hence.

3 Source: Lipper, Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Citi 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Real Return Fund Class A shares, Class C shares, Class I shares, and Class Y shares with the U.S. $1-Month London Interbank Offered Rate (LIBOR) Index and the Citi 1-Month Treasury Bill Index

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citi 1-Month Treasury Bill Index and the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Citi 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate. LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	-1.15%	2.83%	3.41%
without sales charge	5/12/10	4.87%	4.05%	4.36%
Class C shares
with applicable redemption charge†	5/12/10	3.12%	3.28%	3.60%
without redemption	5/12/10	4.12%	3.28%	3.60%
Class I shares	5/12/10	5.16%	4.34%	4.65%
Class Y shares	7/1/13	5.18%	4.32%††	4.57%††
U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index	4/30/10	0.43%	0.25%	0.25%†††
Citi 1-Month Treasury Bill Index	4/30/10	0.18%	0.06%	0.07%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.84	$9.63	$4.52	$4.11
Ending value (after expenses)	$1,018.70	$1,015.60	$1,020.00	$1,020.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.84	$9.63	$4.52	$4.12
Ending value (after expenses)	$1,019.36	$1,015.58	$1,020.66	$1,021.06

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .89% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Bonds and Notes - 34.0%		Principal Amount ($)	[a]	Value ($)
Australia - 5.5%
Australian Government, Sr. Unscd. Bonds, Ser. 144, 3.75%, 4/21/37	AUD	6,404,000		5,484,204
Australian Government, Sr. Unscd. Bonds, Ser. 147, 3.25%, 6/21/39	AUD	33,131,000		26,131,623
Australian Government, Sr. Unscd. Bonds, Ser. 150, 3.00%, 3/21/47	AUD	22,738,000		16,415,387
New South Wales Treasury, Govt. Gtd. Notes, Ser. CIB1, 2.75%, 11/20/25	AUD	6,226,300	[b]	6,955,673
Treasury Corp. of Victoria, Govt. Gtd. Notes, 5.50%, 11/17/26	AUD	24,250,000		23,335,123
			78,322,010
France - .3%
SFR Group, Sr. Scd. Bonds, 5.63%, 5/15/24	EUR	3,218,000		3,715,828
Germany - .2%
SIG Combibloc Holdings, Sr. Scd. Notes, 7.75%, 2/15/23	EUR	2,584,000		3,008,568
New Zealand - 2.5%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0427, 4.50%, 4/15/27	NZD	15,491,000		12,877,045
New Zealand Government, Sr. Unscd. Bonds, Ser. 0437, 2.75%, 4/15/37	NZD	11,722,000		7,706,464
New Zealand Government, Sr. Unscd. Bonds, Ser. 0521, 6.00%, 5/15/21	NZD	14,366,000		11,956,774
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925, 2.00%, 9/20/25	NZD	4,185,000	[c]	3,220,308
			35,760,591
United Kingdom - 1.4%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8, 3.67%, 7/30/24	GBP	151,000	[d]	373,194
Arqiva Broadcast Finance, Sr. Scd. Notes, 9.50%, 3/31/20	GBP	3,545,000		4,698,159
British Telecommunications, Sr. Unscd. Notes, 3.50%, 4/25/25	GBP	287,000	[d]	748,112
Centrica, Jr. Sub. Bonds, 5.25%, 4/10/75	GBP	982,000	[e]	1,244,302
Centrica, Jr. Sub. Bonds, 3.00%, 4/10/76	EUR	1,353,000	[e]	1,459,271
CPUK Finance, Scd. Notes, 7.00%, 2/28/42	GBP	212,000		275,498
Dwr Cymru Financing, Asset Backed Notes, 1.86%, 3/31/48	GBP	150,000	[d]	389,686
High Speed Rail Finance 1, Sr. Scd. Notes, 1.57%, 11/1/38	GBP	268,000	[d]	516,926
National Grid Electricity Transmission, Insured Bonds, 2.98%, 7/8/18	GBP	667,000	[d]	1,318,349
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI, 1.75%, 11/22/27	GBP	865,000	[d]	1,924,622
Scotland Gas Networks, Insured Notes, Ser. A2S, 2.13%, 10/21/22	GBP	300,000	[d]	603,367
TESCO, Sr. Unscd. Notes, 6.13%, 2/24/22	GBP	672,000		929,913
TESCO, Sr. Unscd. Notes, 3.32%, 11/5/25	GBP	245,000	[d]	527,628
Tesco Property Finance 3, Mortgage Backed Bonds, 5.74%, 4/13/40	GBP	3,393,788		4,124,657
			19,133,684

8

Bonds and Notes - 34.0% (continued)	Principal Amount ($)	[a]	Value ($)
United States - 24.1%
Sprint, Gtd. Notes, 7.88%, 9/15/23	5,758,000		5,700,420
Sprint, Gtd. Notes, 7.13%, 6/15/24	3,548,000		3,388,340
Sprint Capital, Gtd. Notes, 8.75%, 3/15/32	6,347,000		6,519,562
Sprint Communications, Sr. Unscd. Debs., 9.25%, 4/15/22	404,000		450,460
Sprint Communications, Sr. Unscd. Notes, 6.00%, 12/1/16	4,066,000		4,076,165
Sprint Spectrum, Sr. Scd. Notes, 3.36%, 3/20/23	472,000	[f]	475,540
U.S. Treasury Bonds, 3.00%, 5/15/45	64,040,000		69,626,017
U.S. Treasury Bonds, 3.00%, 11/15/45	45,929,400		49,937,475
U.S. Treasury Notes, 1.00%, 12/31/17	17,219,100		17,272,910
U.S. Treasury Notes, 1.50%, 8/31/18	50,549,700		51,146,035
U.S. Treasury Notes, 0.88%, 4/15/19	16,784,000		16,759,411
U.S. Treasury Notes, 1.75%, 12/31/20	66,993,300		68,385,488
U.S. Treasury Notes, 2.00%, 2/15/25	41,398,400		42,219,082
Western Digital, Gtd. Notes, 10.50%, 4/1/24	3,339,000	[f]	3,869,066
		339,825,971
Total Bonds and Notes (cost $478,584,692)	479,766,652
Common Stocks - 53.5%	Shares		Value ($)
Australia - 1.6%
Dexus Property Group	1,456,156		9,902,809
Newcrest Mining	729,322		12,516,168
		22,418,977
Canada - 5.1%
Agnico Eagle Mines	79,174		4,020,974
Alacer Gold	1,444,980	[g]	2,919,478
Alamos Gold	425,250		3,335,294
Barrick Gold	642,479		11,301,206
Centerra Gold	606,097		3,063,698
Detour Gold	244,297	[g]	4,657,179
Eldorado Gold	1,085,218	[g]	3,422,405
IAMGOLD	1,556,672	[g]	6,232,259
Kinross Gold	1,075,501	[g]	4,177,559
New Gold	1,485,682	[g]	5,859,433
OceanaGold	1,190,142		3,637,950
Primero Mining	1,340,835	[g]	1,809,373
Silver Wheaton	738,466		17,794,096
		72,230,904
Denmark - .1%
DONG Energy	41,087	[f]	1,629,339
France - 1.8%
Vivendi	1,272,344		25,727,621
Germany - 3.1%
Bayer	135,025		13,383,179
Brenntag	73,302		3,918,372
Infineon Technologies	317,294		5,696,628
LEG Immobilien	36,093	[g]	3,044,499
SAP	75,233		6,626,814
Telefonica Deutschland Holding	2,807,407		10,881,996
		43,551,488

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 53.5% (continued)	Shares	Value ($)
Ireland - .6%
CRH	273,105	8,838,414
Israel - 1.2%
Teva Pharmaceutical Industries, ADR	405,529	17,332,309
Japan - 3.2%
Japan Tobacco	779,100	29,672,217
Skylark	520,600	7,332,185
Suntory Beverage & Food	83,800	3,671,794
Topcon	271,700	4,070,189
		44,746,385
Mexico - .3%
Fresnillo	210,020	4,215,875
Netherlands - 3.4%
RELX	1,029,898	17,382,603
Wolters Kluwer	781,983	30,263,802
		47,646,405
New Zealand - .5%
Spark New Zealand	2,990,959	7,828,112
South Africa - .3%
Gold Fields	896,998	3,646,201
South Korea - .5%
Samsung SDI	78,960	6,507,256
Switzerland - 3.8%
Adecco Group	41,270	2,454,388
Novartis	422,101	30,029,721
Roche Holding	90,503	20,806,864
		53,290,973
United Kingdom - 10.0%
BAE Systems	941,594	6,252,399
British American Tobacco	112,583	6,464,989
Centrica	7,831,864	20,533,731
Cobham	4,693,300	8,209,067
Diageo	261,563	6,977,767
Dixons Carphone	1,519,949	5,854,759
GlaxoSmithKline	1,001,276	19,835,802
National Grid	1,476,886	19,252,177
Randgold Resources	37,803	3,350,025
United Utilities Group	1,683,459	19,369,288
Vodafone Group	5,109,528	14,059,192
Wolseley	216,637	11,272,156
		141,431,352
United States - 18.0%
Abbott Laboratories	370,573	14,541,285
Accenture, Cl. A	217,283	25,256,976
CA	480,892	14,782,620
CMS Energy	798,842	33,671,190
Cognizant Technology Solutions, Cl. A	83,747	[g] 4,300,408
Dollar General	86,227	5,957,424
Dun & Bradstreet	40,909	5,107,489
Eversource Energy	676,843	37,266,976
Maxim Integrated Products	84,756	3,358,880
Merck & Co.	148,806	8,737,888
Microsoft	576,286	34,531,057

10

Common Stocks - 53.5% (continued)	Shares	Value ($)
United States - 18.0% (continued)
PowerShares DB Gold Fund	543,408	[g,h] 22,442,750
Procter & Gamble	124,028	10,765,630
Reynolds American	291,358	16,047,999
Sysco	145,661	7,009,207
Trimble Navigation	106,791	[g] 2,951,703
Walgreens Boots Alliance	85,827	7,100,468
		253,829,950
Total Common Stocks (cost $742,564,563)	754,871,561
Short-Term Investments - 4.4%	Principal Amount ($)	Value ($)
U.S. Government Securities
U.S. Treasury Bills, 0.33%, 12/8/16 (cost $62,615,618)	62,636,600	62,626,077
Other Investment - 5.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $77,404,811)	77,404,811	[i] 77,404,811
Total Investments (cost $1,361,169,684)	97.4%	1,374,669,101
Cash and Receivables (Net)	2.6%	36,254,584
Net Assets	100.0%	1,410,923,685

ADR—American Depository Receipt

a Principal amount stated in U.S. Dollars unless otherwise noted.

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

NZD—New Zealand Dollar

b Interest accruals are adjusted based on changes in the Australian Consumer Price Index.

c Interest accruals are adjusted based on changes in the New Zealand Consumer Price Index.

d Interest accruals are adjusted based on changes in the British Consumer Price Index.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $5,973,945 or .42% of net assets.

g Non-income producing security.

h Investment in non-controlled affiliate (cost $23,555,235).

i Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	22.3
Short-Term/Money Market Investments	9.9
Utilities	9.4
Health Care	8.2
Foreign/Governmental	8.1
Basic Materials	8.0
Consumer Services	7.9
Consumer Goods	5.2
Industrials	5.1
Technology	4.9
Corporate Bonds	3.6
Telecommunication	2.3
Exchange-Traded Funds	1.6
Financials	.9
97.4

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Short
FTSE 100	393	(33,330,848)	December 2016	(593,176)
Standard & Poor's 500	677	(358,826,925)	December 2016	8,203,034
Gross Unrealized Appreciation				8,203,034
Gross Unrealized Depreciation				(593,176)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,260,209,638	1,274,821,540
Affiliated issuers	100,960,046	99,847,561
Cash		2,114,307
Cash denominated in foreign currency	337,463	338,354
Cash collateral held by broker—Note 4		17,155,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		14,547,920
Dividends and interest receivable		5,929,932
Receivable for shares of Common Stock subscribed		4,906,236
Receivable for investment securities sold		1,090,858
Receivable for futures variation margin—Note 4		758,509
Prepaid expenses		61,170
		1,421,571,387
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,034,390
Payable for investment securities purchased		5,738,340
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,977,580
Payable for shares of Common Stock redeemed		676,325
Accrued expenses		221,067
		10,647,702
Net Assets ($)		1,410,923,685
Composition of Net Assets ($):
Paid-in capital		1,409,316,889
Accumulated undistributed investment income—net		24,651,403
Accumulated net realized gain (loss) on investments		(55,698,491)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $7,609,858 net unrealized appreciation on financial futures)		32,653,884
Net Assets ($)		1,410,923,685

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	157,624,145	35,860,863	509,711,864	707,726,813
Shares Outstanding	10,706,050	2,501,381	34,476,317	47,837,264
Net Asset Value Per Share ($)	14.72	14.34	14.78	14.79

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Dividends (net of $663,715 foreign taxes withheld at source):
Unaffiliated issuers	12,274,821
Affiliated issuers	141,199
Interest	7,247,524
Total Income	19,663,544
Expenses:
Management fee—Note 3(a)	6,391,147
Shareholder servicing costs—Note 3(c)	526,328
Registration fees	183,753
Distribution fees—Note 3(b)	177,921
Custodian fees—Note 3(c)	133,404
Professional fees	83,372
Directors’ fees and expenses—Note 3(d)	64,906
Prospectus and shareholders’ reports	36,386
Loan commitment fees—Note 2	14,958
Interest expense—Note 2	1,107
Miscellaneous	47,289
Total Expenses	7,660,571
Less—reduction in expenses due to undertaking—Note 3(a)	(9,641)
Less—reduction in fees due to earnings credits—Note 3(c)	(182)
Net Expenses	7,650,748
Investment Income—Net	12,012,796
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,047,061)
Net realized gain (loss) on options transactions	(1,087,566)
Net realized gain (loss) on financial futures	(25,122,089)
Net realized gain (loss) on forward foreign currency exchange contracts	13,320,467
Capital gain distributions on unaffiliated issuers	148,033
Net Realized Gain (Loss)	(20,788,216)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	7,721,244
Affiliated issuers	1,256,788
Net unrealized appreciation (depreciation) on options transactions	122,393
Net unrealized appreciation (depreciation) on financial futures	13,406,904
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	12,875,018
Net Unrealized Appreciation (Depreciation)	35,382,347
Net Realized and Unrealized Gain (Loss) on Investments	14,594,131
Net Increase in Net Assets Resulting from Operations	26,606,927

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	12,012,796	6,715,992
Net realized gain (loss) on investments	(20,788,216)	7,957,599
Net unrealized appreciation (depreciation) on investments	35,382,347	(10,791,176)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,606,927	3,882,415
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,985,751)	(2,671,161)
Class C	(565,274)	(519,065)
Class I	(4,536,404)	(3,560,081)
Class Y	(17,423,097)	(12,071,963)
Total Dividends	(24,510,526)	(18,822,270)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	135,924,150	22,416,838
Class C	22,230,757	6,252,076
Class I	468,457,613	52,781,238
Class Y	393,078,796	210,309,244
Dividends reinvested:
Class A	1,985,751	2,671,161
Class C	565,274	519,065
Class I	4,412,721	3,424,219
Class Y	10,077,228	8,084,258
Cost of shares redeemed:
Class A	(30,295,189)	(29,553,397)
Class C	(3,502,241)	(1,749,030)
Class I	(67,046,742)	(24,372,003)
Class Y	(104,900,705)	(44,162,813)
Increase (Decrease) in Net Assets from Capital Stock Transactions	830,987,413	206,620,856
Total Increase (Decrease) in Net Assets	833,083,814	191,681,001
Net Assets ($):
Beginning of Period	577,839,871	386,158,870
End of Period	1,410,923,685	577,839,871
Undistributed investment income—net	24,651,403	24,541,256

16

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	9,236,847	1,516,866
Shares issued for dividends reinvested	142,245	183,207
Shares redeemed	(2,072,271)	(2,039,778)
Net Increase (Decrease) in Shares Outstanding	7,306,821	(339,705)
Class C
Shares sold	1,550,131	430,720
Shares issued for dividends reinvested	41,321	36,247
Shares redeemed	(244,973)	(121,038)
Net Increase (Decrease) in Shares Outstanding	1,346,479	345,929
Class Ia
Shares sold	31,624,601	3,595,479
Shares issued for dividends reinvested	315,645	234,215
Shares redeemed	(4,550,565)	(1,646,567)
Net Increase (Decrease) in Shares Outstanding	27,389,681	2,183,127
Class Ya
Shares sold	26,614,889	14,191,557
Shares issued for dividends reinvested	720,317	552,959
Shares redeemed	(7,250,679)	(3,013,167)
Net Increase (Decrease) in Shares Outstanding	20,084,527	11,731,349

[a]During the period ending October 31, 2016, 498 Class A shares representing $7,336 were exchanged for 496 Class I shares and 167,112 Class Y shares representing $2,457,452 were exchanged for 167,167 Class I shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.61	15.11	14.75	14.07	13.51
Investment Operations:
Investment income—net[a]	.17	.17	.36	.21	.17
Net realized and unrealized gain (loss) on investments	.51	.01[b]	.17	.54	.53
Total from Investment Operations	.68	.18	.53	.75	.70
Distributions:
Dividends from investment income—net	(.57)	(.68)	(.04)	(.07)	(.07)
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.57)	(.68)	(.17)	(.07)	(.14)
Net asset value, end of period	14.72	14.61	15.11	14.75	14.07
Total Return (%)[c]	4.87	1.22	3.63	5.42	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.15	1.20	1.49	1.72
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.47	1.50
Ratio of net investment income to average net assets	1.15	1.16	2.38	1.48	1.26
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	157,624	49,672	56,501	35,478	17,088

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.26	14.79	14.51	13.89	13.37
Investment Operations:
Investment income—net[a]	.06	.06	.21	.08	.06
Net realized and unrealized gain (loss) on investments	.50	.02[b]	.20	.55	.53
Total from Investment Operations	.56	.08	.41	.63	.59
Distributions:
Dividends from investment income—net	(.48)	(.61)	-	(.01)	-
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.48)	(.61)	(.13)	(.01)	(.07)
Net asset value, end of period	14.34	14.26	14.79	14.51	13.89
Total Return (%)[c]	4.12	.49	2.87	4.58	4.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.91	1.96	2.21	2.56
Ratio of net expenses to average net assets	1.90	1.90	1.90	2.18	2.25
Ratio of net investment income to average net assets	.44	.39	1.41	.58	.51
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	35,861	16,470	11,969	5,671	944

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.68	15.18	14.81	14.10	13.56
Investment Operations:
Investment income—net[a]	.20	.21	.38	.26	.21
Net realized and unrealized gain (loss) on investments	.52	.01[b]	.19	.54	.53
Total from Investment Operations	.72	.22	.57	.80	.74
Distributions:
Dividends from investment income—net	(.62)	(.72)	(.07)	(.09)	(.13)
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.62)	(.72)	(.20)	(.09)	(.20)
Net asset value, end of period	14.78	14.68	15.18	14.81	14.10
Total Return (%)	5.16	1.49	3.89	5.79	5.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.86	.90	1.11	1.35
Ratio of net expenses to average net assets	.88	.86	.90	1.11	1.25
Ratio of net investment income to average net assets	1.36	1.40	2.51	1.84	1.55
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	509,712	104,057	74,438	60,482	52,410

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.69	15.18	14.81	14.16
Investment Operations:
Investment income—net[b]	.22	.22	.26	.05
Net realized and unrealized gain (loss) on investments	.51	.02[c]	.31	.60
Total from Investment Operations	.73	.24	.57	.65
Distributions:
Dividends from investment income—net	(.63)	(.73)	(.07)	-
Dividends from net realized gain on investments	-	-	(.13)	-
Total Distributions	(.63)	(.73)	(.20)	-
Net asset value, end of period	14.79	14.69	15.18	14.81
Total Return (%)	5.18	1.57	3.89	4.59[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.83	.88	1.09[e]
Ratio of net expenses to average net assets	.81	.83	.88	1.09[e]
Ratio of net investment income to average net assets	1.53	1.45	1.77	1.10[e]
Portfolio Turnover Rate	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	707,727	407,642	243,251	41,381

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), formerly, Newton Capital Management Limited, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

22

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by an independent pricing service (the “Service”) approved by

23

NOTES TO FINANCIAL STATEMENTS (continued)

the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the“Service”) approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

24

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	50,337,633	-	50,337,633
Equity Securities –Domestic Common Stocks†	231,387,200	-	-	231,387,200
Equity Securities –Foreign Common Stocks†	501,041,611	-	-	501,041,611
Exchange –Traded Funds	22,442,750	-	-	22,442,750
Foreign Government	-	114,082,601	-	114,082,601
Mutual Funds	77,404,811	-	-	77,404,811
U.S. Treasury	-	377,972,495	-	377,972,495
Other Financial Instruments:
Financial Futures††	8,203,034	-	-	8,203,034
Forward Foreign Currency Exchange Contracts††	-	14,547,920	-	14,547,920

25

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(593,176)	-	-	(593,176)
Forward Foreign Currency Exchange Contracts††	-	(2,977,580)	-	(2,977,580)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

26

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	15,598,919	724,894,435	663,088,543	77,404,811	5.5

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2016 were as follows:

Affiliated Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)
PowerShares DB Gold Fund	13,555,443	7,630,519	-	-

Affiliated Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
PowerShares DB Gold Fund	1,256,788	22,442,750	1.6	-

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

27

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $38,217,454, accumulated capital and other losses $43,167,163 and unrealized appreciation $6,556,505.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. If not applied, the fund has $13,001,271 of short-term capital losses and $29,376,366 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $24,510,526 and $18,822,270, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, limited partnerships and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $12,607,877 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”),

28

each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016, was approximately $80,900 with a related weighted average annualized interest rate of 1.37%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $9,641 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2016, the Distributor retained $76,186 from commissions earned on sales of the fund’s Class A shares and $1,854 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $177,921 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

29

NOTES TO FINANCIAL STATEMENTS (continued)

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $223,360 and $59,307, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $7,214 for transfer agency services and $418 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $182.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $133,404 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $868,454, Distribution Plan fees $22,127, Shareholder Services Plan fees $39,781, custodian fees $92,708, Chief Compliance Officer fees $5,688 and transfer agency fees $7,293, which are offset against an expense reimbursement currently in effect in the amount of $1,661.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended October 31, 2016, amounted to $1,234,343,172 and $426,608,022, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, interest rates, foreign currencies or as a substitute for an investment. The fund is subject

31

NOTES TO FINANCIAL STATEMENTS (continued)

to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

32

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2015	-	-
Contracts written	1,099	630,563
Contracts terminated:
Contracts closed	1,099	630,563	242,876	387,687
Contracts outstanding October 31, 2016	-	-

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
JP Morgan Chase Bank
Japanese Yen,
Expiring
12/15/2016	267,737,700	2,558,691	2,557,808	(883)

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Royal Bank of Scotland
British Pound,
Expiring
11/1/2016	45,195	54,982	55,319	337
State Street Bank and Trust Co.
Japanese Yen,
Expiring
12/15/2016	39,596,497	389,089	378,282	(10,807)
UBS
Australian Dollar,
Expiring
12/15/2016	11,067,510	8,412,458	8,409,324	(3,134)
Japanese Yen,
Expiring
12/15/2016	115,446,549	1,139,798	1,102,908	(36,890)
Sales:
Barclays Bank
Canadian Dollar,
Expiring
11/16/2016	3,539,771	2,766,038	2,639,324	126,714
New Zealand Dollar,
Expiring
11/16/2016	2,336,192	1,690,869	1,669,505	21,364
JP Morgan Chase Bank
Australian Dollar,
Expiring
12/15/2016	13,081,129	9,982,909	9,939,314	43,595
British Pound,
Expiring
1/17/2017	2,319,295	2,831,616	2,844,281	(12,665)
Canadian Dollar,
Expiring
11/16/2016	16,050,180	12,137,623	11,967,336	170,287
Euro,
Expiring
1/17/2017	3,092,811	3,424,183	3,407,900	16,283
Japanese Yen,
Expiring
12/15/2016	359,154,595	3,521,715	3,431,152	90,563
New Zealand Dollar,
Expiring
11/16/2016	24,593,083	17,868,481	17,574,870	293,611

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
South African Rand,
Expiring
1/17/2017	51,174,603	3,634,573	3,734,754	(100,181)
Royal Bank of Scotland
Australian Dollar,
Expiring
12/15/2016	181,792,074	136,053,188	138,129,399	(2,076,211)
British Pound,
Expiring
1/17/2017	184,222,674	234,174,919	225,922,573	8,252,346
Canadian Dollar,
Expiring
11/16/2016	79,557,592	60,486,685	59,319,736	1,166,949
Euro,
Expiring
1/17/2017	7,180,501	7,834,215	7,912,035	(77,820)
Japanese Yen,
Expiring
11/1/2016	8,942,411	85,467	85,271	196
11/4/2016	26,287,403	250,447	250,667	(220)
New Zealand Dollar,
Expiring
11/16/2016	946,229	679,853	676,200	3,653
South Korean Won,
Expiring
11/16/2016	5,006,678,057	4,499,416	4,375,263	124,153
State Street Bank and Trust Co.
Australian Dollar,
Expiring
12/15/2016	15,856,237	12,059,577	12,047,899	11,678
British Pound,
Expiring
1/17/2017	8,162,131	9,975,864	10,009,677	(33,813)
Canadian Dollar,
Expiring
11/16/2016	19,253,902	14,690,905	14,356,095	334,810
Euro,
Expiring
1/17/2017	1,873,657	2,070,049	2,064,541	5,508

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
State Street Bank and Trust Co. (continued)
Japanese Yen,
Expiring
11/2/2016	9,036,351	85,829	86,167	(338)
12/15/2016	2,501,589,527	24,568,158	23,898,714	669,444
New Zealand Dollar,
Expiring
11/16/2016	19,303,837	13,931,416	13,795,034	136,382
UBS
British Pound,
Expiring
1/17/2017	4,781,481	5,853,985	5,863,798	(9,813)
Euro,
Expiring
1/17/2017	148,051,486	166,200,170	163,134,654	3,065,516
New Zealand Dollar,
Expiring
11/16/2016	131,550,259	93,394,502	94,009,307	(614,805)
South Korean Won,
Expiring
11/16/2016	680,028,693	608,798	594,267	14,531
Gross Unrealized Appreciation				14,547,920
Gross Unrealized Depreciation				(2,977,580)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	8,203,034	[1]	Equity risk	(593,176)	[1]
Foreign exchange risk	14,547,920	[2]	Foreign exchange risk	(2,977,580)	[2]
Gross fair value of derivative contracts	22,750,954			(3,570,756)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial
Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

36

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(529,805)		(805,234)		-		(1,335,039)
Equity	(24,765,808)		(389,638)		-		(25,155,446)
Foreign exchange	173,524		107,306		13,320,467		13,601,297
Total	(25,122,089)		(1,087,566)		13,320,467		(12,889,188)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Equity	13,406,904		-		-		13,406,904
Foreign exchange	-		122,393		12,875,018		12,997,411
Total	13,406,904		122,393		12,875,018		26,404,315

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net unrealized appreciation (depreciation) on financial futures.
[5]	Net unrealized appreciation (depreciation) on options transactions.
[6]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

37

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	8,203,034	(593,176)
Forward contracts	14,547,920	(2,977,580)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	22,750,954	(3,570,756)
Derivatives not subject to
Master Agreements	(8,203,034)	593,176
Total gross amount of assets
and liabilities subject to
Master Agreements	14,547,920	(2,977,580)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	148,078		-	-	148,078
JP Morgan Chase Bank	614,339		(113,729)	-	500,610
Royal Bank of Scotland	9,547,634		(2,154,251)	-	7,393,383
State Street Bank and Trust Co.	1,157,822		(44,958)	-	1,112,864
UBS	3,080,047		(664,642)	-	2,415,405
Total	14,547,920		(2,977,580)	-	11,570,340

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(113,729)		113,729	-	-
Royal Bank of Scotland	(2,154,251)		2,154,251	-	-
State Street Bank and Trust Co.	(44,958)		44,958	-	-
UBS	(664,642)		664,642	-	-
Total	(2,977,580)		2,977,580	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

38

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	205,453,914
Equity options contracts	32,800
Interest rate financial futures	5,808
Interest rate options contracts	93,647
Foreign currency options contracts	16,391
Forward contracts	438,304,873

At October 31, 2016, the cost of investments for federal income tax purposes was $1,368,086,619; accordingly, accumulated net unrealized appreciation on investments was $6,582,482, consisting of $53,343,536 gross unrealized appreciation and $46,761,054 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

40

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2016:

 - the total amount of taxes paid to foreign countries was $589,274.

 - the total amount of income sourced from foreign countries was $12,952,161.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. For the fiscal year ended October 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,846,858 represents the maximum amount that may be considered qualified dividend income.

41

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

42

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

44

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

45

For More Information

Dreyfus Global Real Return Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6278AR1016

Dreyfus Total Emerging Markets Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E   F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Total Emerging Markets Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Sean P. Fitzgibbon, Federico Garcia Zamora, and Josephine Shea, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of 11.10%, Class C shares returned 10.17%, Class I shares returned 11.37%, and Class Y shares returned 11.47%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), the fund’s benchmark, returned 9.27% for the same period.2 The fund’s secondary benchmark index, the hybrid “Total EM Index,” returned 9.91%. The Total EM Index is a blend of 70% MSCI EM Index, 15% JP Morgan (JPM) Government Bond Index-Emerging Markets Global Diversified, 7.5% JPM Emerging Markets Bond Index-Global, and 7.5% JPM Corporate Emerging Markets Bond Index-Diversified. 3

Improving global economic conditions drove emerging market securities higher, with equities and bonds both producing robust gains. Strong individual stock and bond selections enabled the fund to outperform its benchmarks.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 70% of its assets in equities, bonds, and currencies issued by, or economically tied to, emerging markets. We base asset and country allocation decisions on our global macroeconomic view and top-down country-specific outlooks, along with our bottom-up valuation assessments of individual securities. Equity, bond, and currency investments all rely on in-depth fundamental analysis, supported by proprietary quantitative models. By constructing a portfolio that is liquid and diversified from an asset class and country perspective, we seek to reduce volatility and country concentration risk.

Markets Advanced as Conditions Improved

Emerging market stocks and bonds lost value in choppy trading during the last two months of 2015 under pressure from global economic concerns, weakening commodity prices, and declining foreign currency values against the U.S. dollar. Investor sentiment turned more sharply negative in January 2016 in response to further deterioration in commodity prices and economic slowdowns in China, Brazil, and other key regional markets. These developments sparked a flight to quality away from the emerging markets and toward developed markets, particularly the United States.

Emerging market equities staged a strong recovery starting in early February as investors responded positively to a rebound in commodity prices, an easing of market liquidity concerns, and a decline in the relative strength of the U.S. dollar. The stock market rally continued through the spring until June, when renewed volatility was triggered by a referendum in the United Kingdom to leave the European Union. However, emerging market equities bounced back quickly and continued to gain value over the summer.

Meanwhile, emerging market bonds generally rallied as interest rates declined and credit conditions improved in many developing nations. Business-friendly political developments in Brazil and signs of stabilizing growth in China further encouraged investors as the reporting period progressed.

Security Selections Bolstered Returns

The fund’s stock selections enhanced returns, led by strong individual investments in the relatively weak Mexican stock market, such as airport operator Grupo Aeroportuario del Centro Norte. In Thailand, food and beverage conglomerate Thai Beverage advanced sharply as sales volumes and pricing improved. Other leading equity holdings included mobile communications company Telekomunikasi Indonesia, which benefited from improving business trends, and Taiwanese pneumatic equipment manufacturer Airtac International Group, which reported revenue increases as the company expanded into new industrial areas.

3

DISCUSSION OF FUND PERFORMANCE (continued)

On a more negative note, lack of exposure to rebounding Brazilian commodities producers and financial institutions undermined the fund’s relative performance, while investments in other areas of the Brazilian stock market, such as beverage distributor Ambev and machinery supplier JBS, underperformed. A few other equity holdings further detracted from returns, including brokerage firm Korea Investment Holdings, Korean consumer products maker LG Household & Health Care, and Chinese pharmaceutical maker Sihuan Pharmaceutical Holdings Group.

Among bonds, the fund benefited from gains posted by a number of individual credits, including U.S. dollar-denominated sovereign and corporate bonds from issuers in Brazil, Kazakhstan, Russia, and the Ivory Coast. The fund’s currency positions also added value.

Emerging Markets Remain Well Positioned

As global economic conditions improve, we believe that emerging equity markets are likely to continue offering attractively valued, growth-oriented investment opportunities. As of the end of the reporting period, we are finding an increasing number of such opportunities in Taiwan and Indonesia, but relatively few in India and Mexico. We have increasingly emphasized stocks from the information technology sector, particularly in China, where we see potential for strong corporate earnings growth. In contrast, we have trimmed the fund’s exposure to the consumer staples and financials sectors, where opportunities currently appear less compelling.

In the bond portfolio, we have continued to focus on individual securities in which we have high levels of confidence, an approach that has led to moderately reduced fixed-income positions in Turkey and greater exposure to the Middle East.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower for all classes.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

3 Source: FactSet — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Total EM Index is an unmanaged hybrid index composed of 70% Morgan Stanley Capital International Emerging Markets Index/15% JP Morgan (JPM) Government Bond Index-Emerging Markets Global Diversified/7.5% JPM Emerging Markets Bond Index-Global/7.5% JPM Corporate Emerging Markets Bond Index-Diversified. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Total Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares with the Morgan Stanley Capital International Emerging Markets Index and, a secondary benchmark, the hybrid Total EM Index.

† Source: Lipper Inc.

†† Source : FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”) and a secondary benchmark, the hybrid Total EM Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Total EM Index is an unmanaged hybrid index composed of 70% MSCI EM Index /15% JP Morgan (JPM) Government Bond Index-Emerging Markets Global Diversified/7.5% JPM Emerging Markets Bond Index-Global/7.5% JPM Corporate Emerging Markets Bond Index-Diversified. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception			From
	Date	1 Year	5 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	4.68%	-0.05%	-1.71%
without sales charge	3/25/11	11.10%	1.13%	-0.67%
Class C shares
with applicable redemption charge†	3/25/11	9.17%	0.36%	-1.43%
without redemption	3/25/11	10.17%	0.36%	-1.43%
Class I shares	3/25/11	11.37%	1.38%	-0.43%
Class Y shares	7/1/13	11.47%	1.37%††	-0.46%††
Morgan Stanley Capital International Emerging Markets Index	3/31/11	9.27%	0.55%	-2.05%†††
Hybrid Index	3/31/11	9.91%	1.25%	-0.50%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.48	$12.43	$6.57	$6.90
Ending value (after expenses)	$1,108.90	$1,103.90	$1,109.40	$1,110.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.11	$11.89	$6.29	$6.60
Ending value (after expenses)	$1,017.09	$1,013.32	$1,018.90	$1,018.60

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C, 1.24% for Class I and 1.30% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Bonds and Notes - 29.2%		Principal Amount ($)	[a]	Value ($)
Argentina - 1.8%
Argentine Government, Sr. Unscd. Bonds, 27.67%, 3/28/17	ARS	800,000	[b]	53,057
Argentine Government, Sr. Unscd. Bonds, 15.50%, 10/17/26	ARS	3,500,000		233,635
Argentine Government, Sr. Unscd. Bonds, 16.00%, 10/17/23	ARS	5,200,000		347,048
Argentine Government, Sr. Unscd. Notes, 5.83%, 12/31/33	ARS	775,000	[b,c]	353,626
Argentine Government, Unscd. Bonds, 18.20%, 10/3/21	ARS	2,135,000		148,910
Boncer, Bonds, 2.50%, 7/22/21	ARS	3,237,000	[c]	230,040
YPF, Sr. Unscd. Notes, 8.50%, 7/28/25		470,000		513,475
			1,879,791
Austria - .5%
Suzano Austria GmbH, Gtd. Notes, 5.75%, 7/14/26		520,000		515,476
Bahrain - .9%
Bahraini Government, Sr. Unscd. Notes, 7.00%, 1/26/26		915,000		975,599
Brazil - 1.7%
Brazilian Government, Govt. Gtd. Notes, 5.33%, 2/15/28		650,000		640,250
Odebrecht Finance, Gtd. Notes, 4.38%, 4/25/25		1,055,000		515,631
Vale Overseas, Gtd. Notes, 6.88%, 11/21/36		600,000		608,070
			1,763,951
Chile - .2%
AES Gener, Sr. Unscd. Notes, 5.00%, 7/14/25		200,000	[d]	205,781
Colombia - 1.2%
Ecopetrol, Sr. Unscd. Notes, 5.38%, 6/26/26		300,000		303,450
Ecopetrol, Sr. Unscd. Notes, 5.88%, 5/28/45		520,000		461,500
Emgesa, Sr. Unscd. Notes, 8.75%, 1/25/21	COP	237,000,000		79,164
Empresas Publicas de Medellin, Sr. Unscd. Notes, 8.38%, 2/1/21	COP	684,000,000		225,732
Empresas Publicas de Medellin, Sr. Unscd. Notes, 7.63%, 9/10/24	COP	230,000,000	[d]	71,505
Findeter, Sr. Unscd. Notes, 7.88%, 8/12/24	COP	450,000,000	[d]	141,576
			1,282,927
Georgia - .7%
Georgian Railway JSC, Sr. Unscd. Notes, 7.75%, 7/11/22		630,000		705,600
Hungary - .8%
Hungarian Government, Sr. Unscd. Notes, 5.38%, 3/25/24		700,000		805,561

8

Bonds and Notes - 29.2% (continued)		Principal Amount ($)	[a]	Value ($)
India - 1.0%
Vedanta Resources, Sr. Unscd. Bonds, 8.25%, 6/7/21		950,000		977,360
Indonesia - .7%
Pertamina, Sr. Unscd. Notes, 4.30%, 5/20/23		650,000		674,864
Iraq - 1.2%
Iraqi Government, Unscd. Bonds, 5.80%, 1/15/28		1,530,000		1,237,055
Ireland - .7%
MMC Norilsk Nickel, Sr. Unscd. Notes, 6.63%, 10/14/22		480,000	[d]	536,738
Novolipetsk Steel via Steel Funding, Sr. Unscd. Notes, 4.50%, 6/15/23		200,000	[d]	200,185
			736,923
Ivory Coast - 1.0%
Ivory Coast Government, Sr. Unscd. Notes, 5.38%, 7/23/24		995,000		1,007,622
Jamaica - .4%
Digicel Group, Sr. Unscd. Notes, 7.13%, 4/1/22		495,000		397,238
Kazakhstan - .7%
KazMunayGas National, Sr. Unscd. Notes, 4.40%, 4/30/23		700,000		710,283
Lebanon - .9%
Lebanese Government, Sr. Unscd. Notes, 6.20%, 2/26/25		830,000		800,950
Lebanese Government, Sr. Unscd. Notes, 6.60%, 11/27/26		150,000		146,249
			947,199
Luxembourg - .6%
Cosan Luxembourg, Gtd. Notes, 7.00%, 1/20/27		550,000	[d]	573,375
Mexico - 2.3%
Cemex, Sr. Scd Notes, 5.70%, 1/11/25		950,000		969,000
Mexican Government, Bonds, Ser. M, 7.75%, 12/14/17	MXN	7,980,000		434,418
Mexican Government, Bonds, Ser. M 20, 10.00%, 12/5/24	MXN	7,080,000		466,517
Mexican Government, Bonds, Ser. S, 4.50%, 12/4/25	MXN	1,000,000	[e]	326,198
Sixsigma Networks Mexico, Gtd. Notes, 8.25%, 11/7/21		200,000		197,000
			2,393,133
Morocco - 1.1%
Office Cherifien des Phosphates, Sr. Unscd. Notes, 6.88%, 4/25/44		1,040,000		1,145,706
Netherlands - 3.5%
Equate Petrochemical, Gtd. Notes, 4.25%, 11/3/26		690,000	[d]	680,513
GTH Finance, Gtd. Notes, 7.25%, 4/26/23		520,000	[d]	554,970

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 29.2% (continued)		Principal Amount ($)	[a] Value ($)
Netherlands - 3.5% (continued)
Lukoil International Finance, Gtd. Notes, 4.75%, 11/2/26		575,000	[d] 576,202
Petrobras Global Finance, Gtd. Notes, 8.38%, 5/23/21		810,000	897,318
VTR Finance, Sr. Scd. Notes, 6.88%, 1/15/24		880,000	921,800
			3,630,803
Panama - .3%
AES Panama, Sr. Unscd. Notes, 6.00%, 6/25/22		280,000	[d] 292,983
Peru - .5%
Union Andina De Cementos, Sr. Unscd. Notes, 5.88%, 10/30/21		500,000	520,750
Poland - .8%
Polish Government, Bonds, Ser. 0420, 1.50%, 4/25/20	PLN	1,700,000	423,911
Polish Government, Bonds, Ser. 1017, 5.25%, 10/25/17	PLN	1,570,000	414,205
			838,116
Russia - .9%
Russian Government, Bonds, Ser. 6215, 7.00%, 8/16/23	RUB	17,140,000	251,023
Russian Government, Sr. Unscd. Bonds, 4.75%, 5/27/26		200,000	212,088
Vnesheconombank, Sr. Unscd. Notes, 6.80%, 11/22/25		400,000	429,406
			892,517
Senegal - .9%
Senegalese Government, Bonds, 6.25%, 7/30/24		900,000	928,724
Sri Lanka - .7%
Sri Lankan Government, Sr. Unscd. Bonds, 6.85%, 11/3/25		480,000	507,044
Sri Lankan Government, Sr. Unscd. Bonds, 6.83%, 7/18/26		200,000	211,770
			718,814
Turkey - 1.4%
Turk Telekomunikasyon, Sr. Unscd. Notes, 4.88%, 6/19/24		800,000	791,160
Turkiye Vakiflar Bankasi, Sr. Unscd. Notes, 5.50%, 10/27/21		600,000	[d] 597,276
			1,388,436
Ukraine - 1.0%
Ukrainian Government, Sr. Scd. Notes, 7.75%, 9/1/19		990,000	989,876
United Arab Emirates - .8%
DP World, Sr. Unscd. Notes, 6.85%, 7/2/37		700,000	800,908
Total Bonds and Notes (cost $29,299,268)		29,937,371

10

Common Stocks - 69.2%	Shares	Value ($)
Brazil - 3.1%
Ambev, ADR	346,400	2,043,760
JBS	370,700	1,127,662
		3,171,422
China - 23.9%
AAC Technologies Holdings	83,000	791,949
Alibaba Group Holding, ADR	23,800	[f] 2,420,222
Anhui Conch Cement, Cl. H	544,000	1,508,081
ANTA Sports Products	417,000	1,204,402
Beijing Capital International Airport, Cl. H	934,000	979,095
China Construction Bank, Cl. H	2,121,000	1,553,375
China Lodging Group	37,700	1,621,477
CNOOC	1,849,000	2,353,106
Ctrip.com International, ADR	25,900	[f] 1,143,485
PICC Property & Casualty, Cl. H	912,000	1,476,971
Ping An Insurance Group Company of China, Cl. H	292,500	1,544,426
Shanghai Pharmaceuticals Holding, Cl. H	735,300	1,896,190
Tencent Holdings	198,100	5,256,749
ZTO Express, ADR	42,200	714,446
		24,463,974
Hungary - 1.5%
Richter Gedeon	70,871	1,523,265
India - 3.4%
ICICI Bank, ADR	196,420	1,628,322
Reliance Industries, GDR	58,221	[d] 1,845,606
		3,473,928
Indonesia - 5.1%
Bank Rakyat Indonesia	1,822,800	1,704,335
Matahari Department Store	1,051,300	1,452,306
Telekomunikasi Indonesia	6,392,700	2,067,535
		5,224,176
Mexico - 2.1%
Arca Continental	140,600	873,757
Grupo Aeroportuario del Centro Norte	225,100	1,313,609
		2,187,366
Peru - .9%
Credicorp	6,090	905,461
Philippines - 1.9%
Metropolitan Bank & Trust	741,634	1,245,182
Puregold Price Club	789,300	664,236
		1,909,418
Russia - 3.2%
Sberbank of Russia, ADR	186,405	1,770,848
Yandex, Cl. A	76,650	[f] 1,509,239
		3,280,087
South Africa - 3.6%
Barclays Africa Group	161,134	1,868,539
Clicks Group	195,920	1,823,525
		3,692,064
South Korea - 10.2%
BGF Retail	6,391	971,845
Coway	24,291	1,902,096

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 69.2% (continued)	Shares	Value ($)
South Korea - 10.2% (continued)
Hugel	1,906	571,342
KB Financial Group	56,230	2,078,679
Korea Investment Holdings	21,441	770,133
LG Household & Health Care	1,737	1,244,780
NAVER	1,066	798,394
Samsung Biologics	2,453	[f,g] 291,552
Samsung Electronics	1,261	1,806,230
		10,435,051
Taiwan - 6.9%
Advanced Semiconductor Engineering	735,158	864,275
Airtac International Group	157,000	1,251,224
Largan Precision	16,000	1,893,686
Taiwan Semiconductor Manufacturing	521,000	3,112,049
		7,121,234
Thailand - 1.4%
Thai Beverage	2,026,700	1,405,761
Turkey - .8%
Turkiye Vakiflar Bankasi, Cl. D	545,875	807,985
United Arab Emirates - 1.2%
Abu Dhabi Commercial Bank	293,706	490,983
Emaar Properties	383,828	728,374
		1,219,357
Total Common Stocks (cost $63,100,555)	70,820,549

12

Other Investment - 2.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,732,534)	2,732,534	[h] 2,732,534
Total Investments (cost $95,132,357)	101.1%	103,490,454
Liabilities, Less Cash and Receivables	(1.1%)	(1,075,898)
Net Assets	100.0%	102,414,556

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso

COP—Colombian Peso

MXN—Mexican Peso

PLN—Polish Zloty

RUB—Russian Ruble

b Variable rate security—rate shown is the interest rate in effect at period end.

c Interest accruals are adjusted based on changes in the Argentine Consumer Price Index.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $6,276,710 or 6.13% of net assets.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Mexican Consumer Price Index.

f Non-income producing security.

g The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2016, the value of this security amounted to $291,552 or .28% of net assets.

h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financial	18.1
Information Technology	16.3
Foreign/Governmental	15.6
Corporate Bonds	13.6
Consumer Discretionary	9.4
Consumer Staples	7.7
Industrials	5.9
Health Care	4.2
Energy	4.1
Money Market Investment	2.7
Telecommunication Services	2.0
Materials	1.5
101.1

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF OPTIONS WRITTEN

October 31, 2016

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
Mexican Peso,
December 2016 @ MXN 20	1,100,000	(12,497)
Mexican Peso,
December 2016 @ MXN 22	1,000,000	(3,232)
South African Rand,
December 2016 @ ZAR 16	1,100,000	(667)
South Korean Won,
January 2017 @ KRW 1,175	1,000,000	(12,045)
Turkish Lira,
January 2017 @ TRY 3.25	1,000,000	(10,513)
Total Options Written (premiums received $62,384)		(38,954)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	92,399,823	100,757,920
Affiliated issuers	2,732,534	2,732,534
Cash		320,945
Cash denominated in foreign currency	294,318	296,422
Receivable for investment securities sold		2,564,302
Dividends and interest receivable		486,476
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		239,334
Prepaid expenses		13,848
		107,411,781
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		147,368
Payable for investment securities purchased		4,498,405
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		252,208
Outstanding options written, at value (premiums received $62,384)—See Statement of Options Written—Note 4		38,954
Payable for shares of Common Stock redeemed		1
Accrued expenses		60,289
		4,997,225
Net Assets ($)		102,414,556
Composition of Net Assets ($):
Paid-in capital		101,874,958
Accumulated undistributed investment income—net		1,624,029
Accumulated net realized gain (loss) on investments		(9,455,224)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions		8,370,793
Net Assets ($)		102,414,556

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,016,285	644,224	99,314,906	1,439,141
Shares Outstanding	89,072	57,708	8,662,743	125,463
Net Asset Value Per Share ($)	11.41	11.16	11.46	11.47

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Interest (net of $3,048 foreign taxes withheld at source)	1,412,735
Dividends (net of $148,039 foreign taxes withheld at source):
Unaffiliated issuers	1,324,212
Affiliated issuers	7,345
Total Income	2,744,292
Expenses:
Management fee—Note 3(a)	856,310
Custodian fees—Note 3(c)	81,974
Professional fees	69,284
Registration fees	53,861
Directors’ fees and expenses—Note 3(d)	23,360
Prospectus and shareholders’ reports	9,268
Shareholder servicing costs—Note 3(c)	6,584
Distribution fees—Note 3(b)	4,591
Loan commitment fees—Note 2	1,689
Interest expense—Note 2	388
Miscellaneous	35,481
Total Expenses	1,142,790
Less—reduction in expenses due to undertaking—Note 3(a)	(28,644)
Less—reduction in fees due to earnings credits—Note 3(c)	(30)
Net Expenses	1,114,116
Investment Income—Net	1,630,176
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	330,439
Net realized gain (loss) on options transactions	272,442
Net realized gain (loss) on forward foreign currency exchange contracts	1,005,697
Net Realized Gain (Loss)	1,608,578
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,479,219
Net unrealized appreciation (depreciation) on options transactions	(10,683)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(165,814)
Net Unrealized Appreciation (Depreciation)	9,302,722
Net Realized and Unrealized Gain (Loss) on Investments	10,911,300
Net Increase in Net Assets Resulting from Operations	12,541,476

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	1,630,176	1,472,527
Net realized gain (loss) on investments	1,608,578	(8,763,538)
Net unrealized appreciation (depreciation) on investments	9,302,722	(3,971,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,541,476	(11,262,996)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(19,328)
Class C	-	(6,578)
Class I	-	(1,439,219)
Class Y	-	(15,627)
Tax return of capital:
Class A	-	(2,184)
Class C	-	(1,782)
Class I	-	(174,189)
Class Y	-	(1,881)
Total Dividends	-	(1,660,788)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	139,418	37,137
Class C	9,158	-
Class I	31,578,081	5,140,978
Class Y	1,139,039	1,292,262
Dividends reinvested:
Class A	-	13,272
Class C	-	3,480
Class I	-	32,469
Class Y	-	11,336
Cost of shares redeemed:
Class A	(133,670)	(239,920)
Class C	(90,470)	(33,805)
Class I	(12,634,217)	(6,222,559)
Class Y	(919,109)	(731,868)
Increase (Decrease) in Net Assets from Capital Stock Transactions	19,088,230	(697,218)
Total Increase (Decrease) in Net Assets	31,629,706	(13,621,002)
Net Assets ($):
Beginning of Period	70,784,850	84,405,852
End of Period	102,414,556	70,784,850
Undistributed investment income—net	1,624,029	1,988

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	12,437	3,302
Shares issued for dividends reinvested	-	1,201
Shares redeemed	(12,581)	(21,943)
Net Increase (Decrease) in Shares Outstanding	(144)	(17,440)
Class C
Shares sold	798	-
Shares issued for dividends reinvested	-	318
Shares redeemed	(9,120)	(3,094)
Net Increase (Decrease) in Shares Outstanding	(8,322)	(2,776)
Class I
Shares sold	3,307,471	442,315
Shares issued for dividends reinvested	-	2,938
Shares redeemed	(1,266,125)	(538,385)
Net Increase (Decrease) in Shares Outstanding	2,041,346	(93,132)
Class Y
Shares sold	119,562	116,210
Shares issued for dividends reinvested	-	1,026
Shares redeemed	(96,316)	(68,748)
Net Increase (Decrease) in Shares Outstanding	23,246	48,488

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.27	12.13	12.22	11.52	11.38
Investment Operations:
Investment income—net[a]	.17	.19	.21	.21	.21
Net realized and unrealized gain (loss) on investments	.97	(1.84)	(.13)	.51	.14
Total from Investment Operations	1.14	(1.65)	.08	.72	.35
Distributions:
Dividends from investment income—net	-	(.19)	(.17)	(.02)	(.21)
Tax return of capital	-	(.02)	-	-	-
Total Distributions	-	(.21)	(.17)	(.02)	(.21)
Net asset value, end of period	11.41	10.27	12.13	12.22	11.52
Total Return (%)[b]	11.10	(13.76)	.71	6.25	3.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.72	1.71	1.71	1.81
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.61	1.65
Ratio of net investment income to average net assets	1.60	1.71	1.80	1.78	1.86
Portfolio Turnover Rate	79.54	125.89	97.47	99.13	100.76
Net Assets, end of period ($ x 1,000)	1,016	916	1,294	1,380	738

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.13	11.96	12.07	11.44	11.33
Investment Operations:
Investment income—net[a]	.09	.10	.12	.11	.13
Net realized and unrealized gain (loss) on investments	.94	(1.81)	(.14)	.52	.13
Total from Investment Operations	1.03	(1.71)	(.02)	.63	.26
Distributions:
Dividends from investment income—net	-	(.10)	(.09)	-	(.15)
Tax return of capital	-	(.02)	-	-	-
Total Distributions	-	(.12)	(.09)	-	(.15)
Net asset value, end of period	11.16	10.13	11.96	12.07	11.44
Total Return (%)[b]	10.17	(14.36)	(.03)	5.42	2.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.41	2.46	2.44	2.42	2.51
Ratio of net expenses to average net assets	2.35	2.35	2.35	2.36	2.40
Ratio of net investment income to average net assets	.85	.96	1.04	.92	1.15
Portfolio Turnover Rate	79.54	125.89	97.47	99.13	100.76
Net Assets, end of period ($ x 1,000)	644	669	823	720	589

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.29	12.16	12.25	11.54	11.40
Investment Operations:
Investment income—net[a]	.20	.21	.24	.24	.25
Net realized and unrealized gain (loss) on investments	.97	(1.84)	(.13)	.51	.12
Total from Investment Operations	1.17	(1.63)	.11	.75	.37
Distributions:
Dividends from investment income—net	-	(.21)	(.20)	(.04)	(.23)
Tax return of capital	-	(.03)	-	-	-
Total Distributions	-	(.24)	(.20)	(.04)	(.23)
Net asset value, end of period	11.46	10.29	12.16	12.25	11.54
Total Return (%)	11.37	(13.54)	.97	6.52	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.36	1.35	1.34	1.45
Ratio of net expenses to average net assets	1.29	1.35	1.35	1.34	1.40
Ratio of net investment income to average net assets	1.91	1.96	2.04	1.97	2.15
Portfolio Turnover Rate	79.54	125.89	97.47	99.13	100.76
Net Assets, end of period ($ x 1,000)	99,315	68,147	81,636	83,306	69,209

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.29	12.16	12.25	11.41
Investment Operations:
Investment income—net[b]	.20	.24	.28	.06
Net realized and unrealized gain (loss) on investments	.98	(1.87)	(.16)	.78
Total from Investment Operations	1.18	(1.63)	.12	.84
Distributions:
Dividends from investment income—net	-	(.22)	(.21)	-
Tax return of capital	-	(.02)	-	-
Total Distributions	-	(.24)	(.21)	-
Net asset value, end of period	11.47	10.29	12.16	12.25
Total Return (%)	11.47	(13.53)	.95	7.45[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.38	1.35	1.42[d]
Ratio of net expenses to average net assets	1.30	1.30	1.33	1.35[d]
Ratio of net investment income to average net assets	1.90	2.10	2.26	1.46[d]
Portfolio Turnover Rate	79.54	125.89	97.47	99.13
Net Assets, end of period($ x 1,000)	1,439	1,052	653	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A shares, 40,000 Class C shares and 463,798 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in

24

the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar

25

NOTES TO FINANCIAL STATEMENTS (continued)

securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	13,982,519	-	13,982,519
Equity Securities – Foreign Common Stocks†	70,528,997	291,552††	-	70,820,549
Foreign Government	-	15,954,852	-	15,954,852
Mutual Funds	2,732,534	-	-	2,732,534
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	239,334	-	239,334

26

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(252,208)	-	(252,208)
Options Written	-	(38,954)	-	(38,954)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Foreign ($)
Balance as of 10/31/2015	400,270
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	(173,285)
Purchases/ issuances	–
Sales/ dispositions	–
Transfers into Level 3	–
Transfers out of Level 3†	(226,985)
Balance as of 10/31/2016	–
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2016	–

† Transfers out of Level 3 represent the value at the date of transfer. The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

27

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	1,494,487	65,118,821	63,880,774	2,732,534	2.7

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to

28

distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,676,724, accumulated capital and other losses $9,316,997 and unrealized appreciation $8,179,871.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $5,538,457 of short-term capital losses and $3,758,320 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $0 and $1,480,752, and tax return of capital $0 and $180,036, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and consent fees, the fund decreased accumulated undistributed investment income-net by $8,135 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016, was approximately $44,500 with a related weighted average annualized interest rate of .87%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $28,644 during the period ended October 31, 2016.

During the period ended October 31, 2016, the Distributor retained $4 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $4,591 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

30

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $2,280 and $1,530, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $1,462 for transfer agency services and $72 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $30.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $81,974 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $11,765 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $87,539, Distribution Plan fees $416, Shareholder Services Plan fees $349, custodian fees $52,000, Chief Compliance Officer fees $6,826 and transfer agency fees $254, which are offset against an expense reimbursement currently in effect in the amount of $16.

31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. At October 31, 2016, there were no redemption fees retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts, during the period ended October 31, 2016, amounted to $87,678,304 and $65,848,646, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

32

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2015	10,700,000	127,807
Contracts written	16,600,000	218,334
Contracts terminated:
Contracts expired	22,100,000	283,757	-	283,757
Contracts outstanding October 31, 2016	5,200,000	62,384

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign

33

NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Euro,
Expiring
11/30/2016	1,670,000	1,828,449	1,835,447	6,998
South African Rand,
Expiring
1/13/2017	2,045,000	144,804	149,361	4,557
Barclays Bank
Mexican New Peso,
Expiring
1/13/2017	35,030,000	1,878,200	1,838,105	(40,095)
Citigroup
South Korean Won,
Expiring
1/13/2017	2,402,270,000	2,110,531	2,098,926	(11,605)

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International
Colombian Peso,
Expiring
1/13/2017	10,181,865,000	3,424,681	3,349,357	(75,324)
Russian Ruble,
Expiring
1/13/2017	167,585,000	2,646,344	2,591,957	(54,387)
JP Morgan Chase Bank
Brazilian Real,
Expiring
12/2/2016	21,205,000	6,475,730	6,577,274	101,544
Chilean Peso,
Expiring
1/13/2017	509,600,000	764,212	775,843	11,631
Indian Rupee,
Expiring
1/13/2017	460,760,000	6,810,936	6,823,092	12,156
Malaysian Ringgit,
Expiring
1/13/2017	12,080,000	2,888,624	2,869,284	(19,340)
Polish Zloty,
Expiring
1/13/2017	13,420,000	3,380,663	3,415,914	35,251
Turkish Lira,
Expiring
1/13/2017	2,515,000	803,463	799,840	(3,623)
Morgan Stanley Capital Services
South African Rand,
Expiring
1/13/2017	21,900,000	1,560,632	1,599,516	38,884
Sales:
Bank of America
Indonesian Rupiah,
Expiring
1/13/2017	9,812,580,000	741,804	743,490	(1,686)
Singapore Dollar,
Expiring
11/30/2016	2,170,000	1,558,549	1,560,107	(1,558)
Barclays Bank
Philippine Peso,
Expiring
1/13/2017	160,060,000	3,301,257	3,302,487	(1,230)

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Barclays Bank (continued)
South Korean Won,
Expiring
1/13/2017	1,400,000,000	1,234,459	1,223,217	11,242
Citigroup
Argentine Peso,
Expiring
12/7/2016	9,350,000	594,216	602,712	(8,496)
7/13/2017	4,390,000	251,576	253,770	(2,194)
Peruvian New Sol,
Expiring
1/9/2017	2,498,000	736,612	736,692	(80)
Goldman Sachs International
Hungarian Forint,
Expiring
1/13/2017	279,320,000	985,867	994,437	(8,570)
Mexican New Peso,
Expiring
1/13/2017	17,830,000	951,948	935,581	16,367
South African Rand,
Expiring
11/1/2016	629,998	45,375	46,723	(1,348)
HSBC
Hong Kong Dollars
Expiring
11/2/2016	2,558,658	329,916	329,913	3
JP Morgan Chase Bank
Argentine Peso,
Expiring
12/21/2016	2,200,000	138,713	140,714	(2,001)
Hungarian Forint,
Expiring
1/13/2017	647,890,000	2,286,173	2,306,621	(20,448)
Polish Zloty,
Expiring
11/2/2016	82,425	20,787	21,009	(222)
Taiwan Dollar,
Expiring
1/13/2017	5,000	158	159	(1)
Thai Baht,
Expiring
1/13/2017	100,440,000	2,867,502	2,866,868	634

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Standard Chartered Bank
Hong Kong Dollars
Expiring
11/1/2016	5,595,011	721,487	721,420	67
Gross Unrealized Appreciation				239,334
Gross Unrealized Depreciation				(252,208)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	-	(38,954)
Forward contracts	239,334	(252,208)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	239,334	(291,162)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	239,334	(291,162)

37

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	11,555		(3,244)	-		8,311
Barclays Bank	11,242		(11,242)	-		-
Goldman Sachs International	16,367		(16,367)	-		-
HSBC	3		-	-		3
JP Morgan Chase Bank	161,216		(72,544)	(88,672)		-
Morgan Stanley Capital Services	38,884		-	-		38,884
Standard Chartered Bank	67		-	-		67
Total	239,334		(103,397)	(88,672)		47,265

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(3,244)		3,244	-		-
Barclays Bank	(41,325)		11,242	-		(30,083)
Citigroup	(34,420)		-	-		(34,420)
Goldman Sachs International	(139,629)		16,367	-		(123,262)
JP Morgan Chase Bank	(72,544)		72,544	-		-
Total	(291,162)		103,397	-		(187,765)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Foreign currency options contracts	33,646
Forward contracts	35,319,009

At October 31, 2016, the cost of investments for federal income tax purposes was $95,298,703; accordingly, accumulated net unrealized appreciation on investments was $8,191,751, consisting of $10,775,574 gross unrealized appreciation and $2,583,823 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Total Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2016:

-the total amount of taxes paid to foreign countries was $148,501

-the total amount of income sourced from foreign countries was $2,265,513

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

43

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus Total Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMAX Class C: DTMCX Class I: DTEIX Class Y: DTMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6301AR1016

Dynamic Total Return Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E    F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dynamic Total Return Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dynamic Total Return Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich, and Sinead Colton, Portfolio Managers of Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dynamic Total Return Fund’s Class A shares produced a total return of 0.70%, Class C shares returned -0.07%, Class I shares returned 1.01%, and Class Y shares returned 1.01%.1 In comparison, the fund’s benchmarks as of March 1, 2016, the Morgan Stanley Capital International World Index (the “MSCI World Index”), the Citi 3-Month Treasury Bill Index and a hybrid index comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index (the “CWGB Index”) returned 1.18%, 0.22% and 3.25%, respectively, for the same period. The fund’s benchmarks prior to March 1, 2016, the MSCI World Index (half-hedged), the CWGB Index (half-hedged) and a hybrid index comprised of 60% MSCI World Index (half-hedged) and 40% CWGB (half-hedged) returned 1.64%, 5.58% and 3.36%, respectively, for the 12-month period ended October 31, 2016. 2

Global bonds gained value amid falling interest rates, and equities posted more modestly positive returns in a volatile market environment. The fund performed roughly in line with the MSCI World Index, but lagged the MSCI World Index (half-hedged) and both hybrid indices due to a reduced exposure to German and Japanese equities. The fund’s Class A, Class I, and Class Y shares outperformed the Citi 3-Month Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks total return through investments in instruments that provide investment exposure to global equity, bond, currency, and commodities markets, and in fixed-income securities. The fund targets a consistent volatility exposure across various economic regimes. The overall asset allocation of the fund is determined through a combination of bottom-up fundamental-based valuation and a top-down macroeconomic assessment. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among the long-term government bond markets. Our quantitative, long/short, relative value investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Canada, Japan, Australia, and many Western European countries as well as emerging markets.

Volatility Buffeted Financial Markets

Global equities drifted lower during the final months of 2015 under pressure from weakening commodity prices and disappointment over recent central bank strategies in Europe. Investors also nervously anticipated a short-term interest rate hike in the United States, which occurred in mid-December. Investor sentiment turned more sharply negative in January 2016 amid further deterioration in commodity prices, disappointing economic data in China, and worries that higher short-term U.S. rates might weigh on economic activity.

Stocks began to rebound in mid-February when investors responded positively to encouraging economic data, recovering commodity prices, new rounds of monetary easing, and indications that monetary policymakers would delay additional U.S. rate hikes. Markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union, but equities quickly rebounded. In October, uncertainty surrounding upcoming U.S. elections weighed on global stocks, and the MSCI World Index ended the reporting period with only a modestly positive return.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Bonds fared better than equities in this environment when interest rates declined in response to sluggish global economic growth, low inflation, and aggressively accommodative monetary policies from most central banks.

Foreign Developed Equity Markets Weighed on Results

The fund’s relative performance was dampened by our decision to reduce its allocation to long positions in Japanese and German equity markets. This change reduced the fund’s participation in the rally that followed. In fixed-income markets, short positions in U.K. 10-year gilts proved counterproductive when the Bank of England increased its quantitative easing program after the Brexit referendum. A short position in German 10-year government bonds also undermined relative performance. Late in the reporting period, short positions in certain commodities markets, especially wheat and corn, were hurt by rallies stemming from weaker-than-expected inventories.

Positions that aided relative performance during the reporting period included a short position in the British pound, which depreciated after the Brexit vote. A short euro position and a long U.S. dollar position also supported gains from active currency trading. Among bonds, a long position in the U.S. 10-year Treasury bond benefited from falling growth expectations early in the reporting period. A long position in high yield bonds added value after we temporarily doubled the fund’s allocation during a significant rally. Finally, a long position in Treasury Inflation Protected Securities fared well when monetary policymakers delayed additional rate hikes.

We employed futures contracts to establish exposures to global stocks and bonds, and we used currency forward contracts to set our currency strategies during the reporting period.

Finding Ample Long-Short Opportunities

As of the reporting period’s end, we have maintained a modestly reduced allocation to global equities, focusing on U.S., German, and Japanese markets. In contrast, we increased the fund’s long exposure to U.S. Treasury and Australian government bonds with 10-year maturities while maintaining short positions in German and U.K. government bonds. We also have attempted to limit exposure to foreign currency risk by hedging back to the U.S. dollar through short positions in the euro, British pound, Australian dollar, and Canadian dollar.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: FactSet — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Citi 3-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 90 days. The Morgan Stanley Capital International (MSCI) World Index and MSCI World Index (half-hedged) are unmanaged indices of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The Citigroup World Government Bond (CWGB) Index and the CWGB (half-hedged) are market capitalization-weighted indices which include select designated government bond markets of developed countries. The hybrid index as of March 1, 2016, is an unmanaged hybrid index composed of 60% MSCI World Index and 40% CWGB Index. The hybrid index prior to March 1, 2016, is an unmanaged hybrid index composed of 60% MSCI World Index (half-hedged) and 40% CWGB Index (half-hedged). Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dynamic Total Return Fund Class A shares, Class C shares, Class I shares and Class Y shares with: (1) the fund’s benchmarks as of March 1, 2016, the Morgan Stanley Capital International World Index, the Citi 3-Month Treasury Bill Index, and a Hybrid Index A comprised of 60% Morgan Stanley Capital International World Index and 40% Citigroup World Government Bond Index; and (2) the fund’s benchmarks prior to March 1, 2016, the Morgan Stanley Capital International World Index (half-hedged), Citigroup World Government Bond Index (half-hedged), and a Hybrid Index B comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index (half-hedged).

† Source: FactSet

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dynamic Total Return Fund on 10/31/06 to a $10,000 investment made on that date in each of the following: the Morgan Stanley Capital International World Index (the “MSCI World Index”); the Citi 3-Month Treasury Bill Index; Hybrid Index A comprised of 60% MSCI World Index and 40% Citigroup World Government Bond (“CWGB”) Index ; the MSCI World Index (half-hedged); CWGB Index (half-hedged) and Hybrid Index B comprised of 60% MSCI World Index (half-hedged) and 40% CWGB Index (half-hedged). Returns assume all dividends and capital gain distributions are reinvested.

The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Morgan Stanley Capital International (MSCI) World Index and MSCI World Index (half-hedged) are unmanaged indices of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The Citi 3-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 90 days. The Citigroup World Government Bond (CWGB) Index and the CWGB (half-hedged) are market capitalization-weighted indices which include select designated government bond markets of developed countries. The hybrid index as of March 1, 2016, Hybrid Index A, is an unmanaged hybrid index comprised of 60% MSCI World Index and 40% CWGB Index. The hybrid index prior to March 1, 2016, Hybrid Index B, is an unmanaged hybrid index comprised of 60% MSCI World Index (half-hedged) and 40% CWGB Index (half-hedged). Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	-5.07%	4.79%	2.09%
without sales charge	5/2/06	0.70%	6.05%	2.70%
Class C shares
with applicable redemption charge †	5/2/06	-1.07%	5.25%	1.94%
without redemption	5/2/06	-0.07%	5.25%	1.94%
Class I shares	5/2/06	1.01%	6.37%	3.04%
Class Y shares	7/1/13	1.01%	6.52%††	2.93%††
Morgan Stanley Capital International World Index		1.18%	9.03%	3.89%
Citi 3-Month Treasury Bill Index		0.22%	0.08%	0.80%
Hybrid Index A		3.25%	5.47%	4.13%
Morgan Stanley Capital International World Index ( half-hedged )		1.64%	10.22%	4.17%
Citigroup World Government Bond Index (half-hedged)		5.58%	2.07%	4.07%
Hybrid Index B		3.36%	7.05%	4.46%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dynamic Total Return Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.70	$11.50	$6.38	$5.97
Ending value (after expenses)	$1,028.80	$1,024.90	$1,030.80	$1,030.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.66	$11.44	$6.34	$5.94
Ending value (after expenses)	$1,017.55	$1,013.77	$1,018.85	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.51% for Class A, 2.26% for Class C, 1.25% for Class I and 1.17% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2016

Common Stocks - 9.5%	Shares		Value ($)
Exchange-Traded Funds - 9.5%
iShares TIPS Bond ETF	589,965		68,353,345
SPDR Barclays High Yield Bond ETF	1,874,877		67,983,040
(cost $130,180,132)			136,336,385
Options Purchased - 3.8%	Face Amount Covered by Contracts/ Number of Contracts($)		Value ($)
Call Options - 3.6%
Swiss Market Index Futures, December 2016 @ CHF 8,172	2,840		102,221
Swiss Market Index Futures, December 2016 @ CHF 8,174	370		13,811
U.S. Treasury 10 Year Note Futures, December 2016 @ $117	408,800,000		51,611,000
			51,727,032
Put Options - .2%
EURO STOXX 50 Index Futures, December 2016 @ 2,750	59,020		1,183,942
NIKKEI 225 Index Futures, December 2016 @ 1,500	1,470,500		336,531
S & P 500 Index Futures, September 2016 @ 2,000	443		1,849,525
			3,369,998
Total Options Purchased (cost $69,076,428)			55,097,030
Short-Term Investments - 67.5%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.27%, 12/29/16	672,190,000		671,919,108
0.34%, 12/15/16	56,315,000	[a]	56,303,061
0.28%, 11/10/16	242,750,000		242,742,960
(cost $970,916,165)			970,965,129
Other Investment - 12.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $175,712,091)	175,712,091	[b]	175,712,091
Total Investments (cost $1,345,884,816)	93.0%		1,338,110,635
Cash and Receivables (Net)	7.0%		101,367,590
Net Assets	100.0%		1,439,478,225

CHF—Swiss Franc

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Held by or on behalf of a counterparty for open financial futures contracts.

b Investment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Short-Term/Money Market Investments	79.7
Exchange-Traded Funds	9.5
Options Purchased	3.8
93.0

† Based on net assets.

See notes to consolidated financial statements.

9

CONSOLIDATED STATEMENT OF FINANCIAL AND COMMODITY FUTURES

October 31, 2016

	Contracts	Market Value Covered by Contracts ($)		Expiration	Unrealized Appreciation (Depreciation) ($)

Financial and Commodity Futures Long
ASX SPI 200	260		26,156,643	December 2016	252,775
Australian 10 Year Bond	3,364		339,379,714	December 2016	(4,809,228)
CAC 40 10 Euro	586		28,989,615	November 2016	163,344
Cocoa	526	[a]	13,902,180	March 2017	(350,891)
Coffee "C"	36	[a]	2,261,925	March 2017	(3,445)
Cotton No. 2	2	[a]	68,860	December 2016	(132)
Crude Soybean Oil	890	[a]	18,973,020	March 2017	924,496
DAX	283		82,924,173	December 2016	1,593,307
DJ Euro Stoxx 50	520		17,427,521	December 2016	555,183
Euro-Bund Option Put 177	2,281		37,134,014	December 2016	6,384,146
FTSE 100	1,156		98,041,885	December 2016	1,135,192
FTSE/MIB Index	210		19,719,414	December 2016	426,942
Gasoline	27	[a]	1,607,105	January 2017	(62,833)
Gold 100 oz	31	[a]	3,946,610	December 2016	(58,021)
IBEX 35 Index	92		9,217,573	November 2016	209,474
Live Cattle	11	[a]	454,630	December 2016	(3,603)
LME Primary Aluminum	416	[a]	18,046,600	January 2017	565,644
LME Primary Aluminum	290	[a]	12,571,500	November 2016	626,255
LME Primary Nickel	87	[a]	5,448,636	November 2016	(44,132)
LME Primary Nickel	86	[a]	5,402,778	January 2017	136,224
LME Refined Pig Lead	83	[a]	4,264,125	November 2016	210,959
LME Zinc	51	[a]	3,127,575	November 2016	109,842
Low Sulfur Gas Oil	72	[a]	3,200,400	January 2017	(197,338)
Nikkei 225 Index	187		15,540,240	December 2016	429,563
NY Harbor ULSD	23	[a]	1,469,866	January 2017	(86,441)
S&P/Toronto Stock Exchange 60 Index	56		7,235,369	December 2016	822,512
Silver	62	[a]	5,516,760	December 2016	(663,027)
Soybean	179	[a]	9,115,575	March 2017	429,006
Standard & Poor's 500	64		33,921,600	December 2016	6,839
Standard & Poor's 500 E-mini	3,205		339,746,025	December 2016	344,228
Sugar No. 11	118	[a]	2,850,691	March 2017	(137,921)
Topix	1,263		168,006,580	December 2016	6,491,822
U.S. Treasury 10 Year Notes	5,143		666,661,375	December 2016	(5,027,666)

10

	Contracts	Market Value Covered by Contracts ($)		Expiration	Unrealized Appreciation (Depreciation) ($)
Financial and Commodity Futures Short
Amsterdam Exchange Index	4		(396,246)	November 2016	(6,955)
Brent Crude	17	[a]	(848,640)	March 2017	59,944
Canadian 10 Year Bond	1,250		(134,775,964)	December 2016	511,409
Chicago SRW Wheat	531	[a]	(11,516,063)	March 2017	(491,281)
Copper	1	[a]	(55,125)	December 2016	(3,177)
Corn No. 2 Yellow	401	[a]	(7,273,138)	March 2017	(262,356)
Crude Oil	119	[a]	(5,785,780)	March 2017	139,780
Euro-Bond	864		(153,811,823)	December 2016	1,630,060
Hang Seng	81		(11,961,144)	November 2016	283,840
Hard Red Winter Wheat	387	[a]	(8,368,875)	March 2017	(247,072)
Lean Hog	27	[a]	(517,860)	December 2016	83,955
LME Primary Aluminum	290	[a]	(12,571,500)	November 2016	(581,764)
LME Primary Nickel	87	[a]	(5,448,636)	November 2016	(141,848)
LME Refined Pig Lead	6	[a]	(309,450)	January 2017	2,120
LME Refined Pig Lead	83	[a]	(4,264,125)	November 2016	(557,905)
LME Zinc	38	[a]	(2,338,425)	January 2017	(334,179)
LME Zinc	51	[a]	(3,127,575)	November 2016	(179,216)
Long Gilt	1,380		(211,715,197)	December 2016	9,760,145
Natural Gas	234	[a]	(7,476,300)	January 2017	330,411
NYMEX Palladium	81	[a]	(5,005,800)	December 2016	84,406
Platinum	162	[a]	(7,926,660)	January 2017	367,811
Soybean Meal	94	[a]	(3,004,240)	March 2017	(167,527)
Gross Unrealized Appreciation					35,071,634
Gross Unrealized Depreciation					(14,417,958)

a These investments are held directly by the Subsidiary (see Note 1).

See notes to consolidated financial statements.

11

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2016

	Number of Contracts	Value ($)
Put Options:
Swiss Market Index Futures
December 2016 @ CHF 8,172	2,840	(1,122,478)
Swiss Market Index Futures
December 2016 @ CHF 8,174	370	(147,221)
Total Options Written (premiums received $868,871)		(1,269,699)

CHF—Swiss Franc

See notes to consolidated financial statements.

12

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments:
Unaffiliated issuers	1,170,172,725	1,162,398,544
Affiliated issuers	175,712,091	175,712,091
Cash		76,823,174
Cash denominated in foreign currency	457,932	450,523
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		34,028,032
Cash collateral held by broker—Note 4		10,083,701
Receivable for shares of Common Stock subscribed		1,285,816
Dividends receivable		40,684
Prepaid expenses		57,440
		1,460,880,005
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,561,401
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		14,316,465
Payable for futures variation margin—Note 4		2,109,051
Payable for shares of Common Stock redeemed		1,766,682
Outstanding options written, at value (premiums received $868,871)—See Statement of Options Written—Note 4		1,269,699
Accrued expenses and other liabilities		378,482
		21,401,780
Net Assets ($)		1,439,478,225
Composition of Net Assets ($):
Paid-in capital		1,433,555,046
Accumulated investment (loss)—net		(2,748,744)
Accumulated net realized gain (loss) on investments		(24,700,600)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $20,653,676 net unrealized appreciation on futures)		33,372,523
Net Assets ($)		1,439,478,225

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	205,832,471	131,341,300	446,642,669	655,661,785
Shares Outstanding	13,084,540	8,854,943	27,784,140	40,796,251
Net Asset Value Per Share ($)	15.73	14.83	16.08	16.07

See notes to consolidated financial statements.

13

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $67 foreign taxes withheld at source):
Unaffiliated issuers	3,671,885
Affiliated issuers	488,663
Interest	1,823,878
Total Income	5,984,426
Expenses:
Management fee—Note 3(a)	15,608,170
Shareholder servicing costs—Note 3(c)	1,757,259
Distribution fees—Note 3(b)	1,104,098
Professional fees	264,203
Subsidiary management fee—Note 3(a)	212,425
Registration fees	149,307
Directors’ fees and expenses—Note 3(d)	117,730
Prospectus and shareholders’ reports	107,837
Custodian fees—Note 3(c)	95,275
Loan commitment fees—Note 2	22,395
Miscellaneous	32,809
Total Expenses	19,471,508
Less—reduction in expenses due to undertaking—Note 3(a)	(212,425)
Less—reduction in fees due to earnings credits—Note 3(c)	(380)
Net Expenses	19,258,703
Investment (Loss)—Net	(13,274,277)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(837,541)
Net realized gain (loss) on options transactions	10,810,063
Net realized gain (loss) on financial and commodity futures	(23,559,125)
Net realized gain (loss) on swap transactions	3,613,280
Net realized gain (loss) on forward foreign currency exchange contracts	35,727,868
Net Realized Gain (Loss)	25,754,545
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,142,786
Net unrealized appreciation (depreciation) on options transactions	(13,038,348)
Net unrealized appreciation (depreciation) on financial and commodity futures	(13,954,441)
Net unrealized appreciation (depreciation) on swap transactions	(311,178)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	15,499,761
Net Unrealized Appreciation (Depreciation)	(2,661,420)
Net Realized and Unrealized Gain (Loss) on Investments	23,093,125
Net Increase in Net Assets Resulting from Operations	9,818,848

See notes to consolidated financial statements.

14

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment (loss)—net	(13,274,277)	(11,567,681)
Net realized gain (loss) on investments	25,754,545	(36,702,175)
Net unrealized appreciation (depreciation) on investments	(2,661,420)	32,779,962
Net Increase (Decrease) in Net Assets Resulting from Operations	9,818,848	(15,489,894)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	85,425,288	266,485,465
Class C	46,807,391	132,899,289
Class I	299,261,521	555,886,892
Class Y	230,391,741	151,343,233
Cost of shares redeemed:
Class A	(148,416,191)	(47,238,345)
Class C	(57,090,576)	(11,200,243)
Class I	(343,046,982)	(126,279,767)
Class Y	(66,580,605)	(61,328,324)
Increase (Decrease) in Net Assets from Capital Stock Transactions	46,751,587	860,568,200
Total Increase (Decrease) in Net Assets	56,570,435	845,078,306
Net Assets ($):
Beginning of Period	1,382,907,790	537,829,484
End of Period	1,439,478,225	1,382,907,790
Accumulated investment (loss)—net	(2,748,744)	(12,080,090)
Capital Share Transactions (Shares):
Class A
Shares sold	5,592,205	16,605,743
Shares redeemed	(9,694,240)	(2,986,569)
Net Increase (Decrease) in Shares Outstanding	(4,102,035)	13,619,174
Class C
Shares sold	3,221,954	8,694,888
Shares redeemed	(3,925,165)	(746,954)
Net Increase (Decrease) in Shares Outstanding	(703,211)	7,947,934
Class I a
Shares sold	19,107,885	34,065,593
Shares redeemed	(22,047,720)	(7,935,554)
Net Increase (Decrease) in Shares Outstanding	(2,939,835)	26,130,039
Class Y a
Shares sold	14,699,682	9,358,270
Shares redeemed	(4,261,697)	(3,869,466)
Net Increase (Decrease) in Shares Outstanding	10,437,985	5,488,804

[a]During the period ended October 31, 2016, 369,275 Class Y shares representing $5,809,635 were exchanged for 369,082 Class I shares.
See notes to consolidated financial statements.

15

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.63	15.36	14.18	12.49	11.74
Investment Operations:
Investment (loss)—net[a]	(.17)	(.22)	(.19)	(.01)	(.03)
Net realized and unrealized gain (loss) on investments	.27	.49[b]	1.38	1.65	.78
Payment by affiliate	–	–	–	.05	–
Total from Investment Operations	.10	.27	1.19	1.69	.75
Distributions:
Dividends from investment income—net	–	–	(.01)	–	–
Net asset value, end of period	15.73	15.63	15.36	14.18	12.49
Total Return (%)[c]	.70	1.69	8.42	13.53[d]	6.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51	1.49	1.54	1.65	1.85
Ratio of net expenses to average net assets	1.50	1.49	1.50	1.50	1.85
Ratio of net investment (loss) to average net assets	(1.13)	(1.41)	(1.30)	(.04)	(.21)
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	205,832	268,600	54,798	23,462	14,913

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d The total return would have been 13.13% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

16

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.85	14.70	13.66	12.12	11.48
Investment Operations:
Investment (loss)—net[a]	(.27)	(.33)	(.29)	(.10)	(.12)
Net realized and unrealized gain (loss) on investments	.25	.48[b]	1.33	1.59	.76
Payment by affiliate	–	–	–	.05	–
Total from Investment Operations	(.02)	.15	1.04	1.54	.64
Net asset value, end of period	14.83	14.85	14.70	13.66	12.12
Total Return (%)[c]	(.07)	.95	7.61	12.71[d]	5.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.24	2.30	2.44	2.62
Ratio of net expenses to average net assets	2.25	2.24	2.25	2.25	2.62
Ratio of net investment (loss) to average net assets	(1.82)	(2.16)	(2.08)	(.78)	(.98)
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	131,341	141,904	23,672	9,409	7,704

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d The total return would have been 12.29% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

17

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.93	15.61	14.39	12.65	11.84
Investment Operations:
Investment income (loss)—net[a]	(.13)	(.19)	(.14)	.03	.02
Net realized and unrealized gain (loss) on investments	.28	.51[b]	1.39	1.67	.79
Payment by affiliate	–	–	–	.05	–
Total from Investment Operations	.15	.32	1.25	1.75	.81
Distributions:
Dividends from investment income—net	–	–	(.03)	(.01)	–
Net asset value, end of period	16.08	15.93	15.61	14.39	12.65
Total Return (%)	1.01	1.92	8.77	13.82[c]	6.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.22	1.21	1.29	1.47
Ratio of net expenses to average net assets	1.24	1.22	1.21	1.25	1.47
Ratio of net investment income (loss) to average net assets	(.86)	(1.15)	(.94)	.20	.13
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	446,643	489,361	71,731	253,971	123,269

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The total return would have been 13.42% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

18

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.91	15.59	14.39	13.45
Investment Operations:
Investment (loss)—net[b]	(.11)	(.15)	(.17)	(.01)
Net realized and unrealized gain (loss) on investments	.27	.47[c]	1.40	.90
Payment by affiliate	–	–	–	.05
Total from Investment Operations	.16	.32	1.23	.94
Distributions:
Dividends from investment income—net	–	–	(.03)	–
Net asset value, end of period	16.07	15.91	15.59	14.39
Total Return (%)	1.01	2.05	8.56	6.99[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.14	1.16	1.31[f]
Ratio of net expenses to average net assets	1.16	1.14	1.16	1.25[f]
Ratio of net investment (loss) to average net assets	(.68)	(.96)	(1.14)	(.18)[f]
Portfolio Turnover Rate	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	655,662	483,043	387,629	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e The total return would have been 6.62% had a reimbursement for a trade error not been made by Mellon Capital.

f Annualized.

See notes to consolidated financial statements.

19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective August 5, 2016, the fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. Dreyfus serves as investment adviser for the Subsidiary, Mellon Capital serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2016:

Subsidiary Activity
Consolidated fund Net Assets ($)	1,439,478,225
Subsidiary Percentage of fund Net Assets	5.76%
Subsidiary Financial Statement Information ($)
Total assets	83,165,107
Total liabilities	207,723
Net assets	82,957,384
Total income	2,733
Investment income (loss)—net	(347,192)
Net realized gain (loss)	(2,092,169)
Net unrealized appreciation (depreciation)	(503,255)
Net increase (decrease) in net assets resulting from operations	(2,942,616)

20

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

22

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial and commodity futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Exchange-Traded Funds	136,336,385	–	–	136,336,385
Mutual Funds	175,712,091	–	–	175,712,091
U.S. Treasury	–	970,965,129	–	970,965,129
Other Financial Instruments:
Financial Futures†	31,000,781	–	–	31,000,781
Commodity Futures†	4,070,853	–	–	4,070,853
Forward Foreign Currency Exchange Contracts†	–	34,028,032	–	34,028,032
Options Purchased	54,980,998	116,032	–	55,097,030
Liabilities ($)
Other Financial Instruments:
Financial Futures†	(9,843,849)	–	–	(9,843,849)
Commodity Futures†	(4,574,109)	–	–	(4,574,109)
Forward Foreign Currency Exchange Contracts†	–	(14,316,465)	–	(14,316,465)
Options Written	–	(1,269,699)	–	(1,269,699)

† Amount shown represents unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

24

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	251,700,815	853,881,455	929,870,179	175,712,091	12.2

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $2,620,552 and unrealized appreciation $6,051,371. In addition, the fund deferred for tax purposes late year ordinary losses of $2,748,744 to the first day of the following fiscal year.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, net operating losses and swap periodic payments, the fund increased accumulated undistributed investment income-net by $22,605,623, decreased accumulated net realized gain (loss) on investments by $2,389,448 and decreased paid-in capital by $20,216,175. Net assets and net asset value per share were not affected by this reclassification.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Dreyfus has entered into separate management agreements with the fund and the Subsidiary pursuant to which Dreyfus receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, Dreyfus has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to Dreyfus by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $212,425 during the period ended October 31, 2016.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Mellon Capital with respect to the fund and the Subsidiary, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2016, the Distributor retained $70,400 from commissions earned on sales of the fund’s Class A shares and $80,105 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $1,104,098 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $606,219 and $368,033, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Consolidated Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $13,592 for transfer agency services and $917 for cash management services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. Cash management fees were partially offset by earnings credits of $380.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $90,275 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees $1,341,551, Distribution Plan fees $84,618, Shareholder Services Plan fees $72,532, custodian fees $52,342, Chief Compliance Officer fees $5,688 and transfer agency fees $4,670.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial and commodity futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2016, amounted to $125,205,882 and $10,411,824, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial and Commodity Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in financial and commodity futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with financial and commodity futures since they are exchange traded, and the exchange guarantees the financial and commodity futures against default. Financial and commodity futures open at October 31, 2016 are set forth in the Consolidated Statement of Financial and Commodity Futures.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in values of equities, interest rates or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

30

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	(Loss) ($)
Contracts outstanding
October 31, 2015	4,800	1,356,261
Contracts written	24,690	6,744,431
Contracts terminated:
Contracts closed	26,280	7,231,821	5,735,949	1,495,872
Contracts outstanding
October 31, 2016	3,210	868,871

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
12/21/2016	3,023,520	2,313,413	2,296,984	(16,429)

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Bank of America (continued)
British Pound,
Expiring
12/21/2016	2,219,360	2,854,460	2,719,984	(134,476)
Euro,
Expiring
12/21/2016	3,188,475	3,479,366	3,508,625	29,259
Japanese Yen,
Expiring
12/21/2016	3,219,181,110	31,901,124	30,765,078	(1,136,046)
New Zealand Dollar,
Expiring
12/21/2016	71,317,122	52,020,848	50,900,201	(1,120,647)
Swedish Krona,
Expiring
12/21/2016	55,180,705	6,303,597	6,125,793	(177,804)
BNP Paribas
Euro,
Expiring
12/21/2016	14,046,525	15,323,031	15,456,915	133,884
Japanese Yen,
Expiring
12/21/2016	1,585,994,890	15,241,246	15,157,040	(84,206)
Swedish Krona,
Expiring
12/21/2016	154,870,375	17,410,947	17,192,673	(218,274)
Citigroup
British Pound,
Expiring
12/21/2016	31,300,000	39,019,707	38,360,390	(659,317)
Canadian Dollar,
Expiring
12/21/2016	25,014,296	19,022,929	18,656,762	(366,167)
Japanese Yen,
Expiring
12/21/2016	1,764,183,600	17,527,354	16,859,954	(667,400)
New Zealand Dollar,
Expiring
12/21/2016	8,793,000	6,384,069	6,275,708	(108,361)
Swiss Franc,
Expiring
12/21/2016	42,225,376	43,603,688	42,803,653	(800,035)

32

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International
Canadian Dollar,
Expiring
12/21/2016	36,270,729	27,564,487	27,052,305	(512,182)
New Zealand Dollar,
Expiring
12/21/2016	41,445,398	30,135,778	29,580,261	(555,517)
Norwegian Krone,
Expiring
12/21/2016	235,193,958	28,548,846	28,468,837	(80,009)
Swiss Franc,
Expiring
12/21/2016	28,968	29,737	29,365	(372)
HSBC
British Pound,
Expiring
12/21/2016	8,760,000	11,598,591	10,736,007	(862,584)
Canadian Dollar,
Expiring
12/21/2016	22,095,962	16,791,776	16,480,140	(311,636)
Japanese Yen,
Expiring
12/21/2016	4,535,000,000	44,479,841	43,340,099	(1,139,742)
New Zealand Dollar,
Expiring
12/21/2016	11,611,000	8,454,782	8,286,961	(167,821)
Norwegian Krone,
Expiring
12/21/2016	279,992,783	34,018,721	33,891,470	(127,251)
Swiss Franc,
Expiring
12/21/2016	9,176,000	9,490,025	9,301,666	(188,359)
Nomura Securities
Swiss Franc,
Expiring
12/21/2016	12,407,000	12,759,389	12,576,914	(182,475)
Royal Bank of Canada
Australian Dollar,
Expiring
12/21/2016	15,873,480	12,143,196	12,059,167	(84,029)

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Royal Bank of Canada (continued)
British Pound,
Expiring
12/21/2016	15,793,640	20,058,812	19,356,236	(702,576)
Japanese Yen,
Expiring
12/21/2016	3,594,311,400	35,053,112	34,350,124	(702,988)
New Zealand Dollar,
Expiring
12/21/2016	24,387,000	17,300,138	17,405,402	105,264
Norwegian Krone,
Expiring
12/21/2016	682,590,435	82,970,669	82,623,533	(347,136)
Swedish Krona,
Expiring
12/21/2016	342,253,920	39,391,512	37,994,740	(1,396,772)
Swiss Franc,
Expiring
12/21/2016	21,032,000	21,400,953	21,320,034	(80,919)
Standard Chartered Bank
New Zealand Dollar,
Expiring
12/21/2016	16,552,297	12,080,363	11,813,646	(266,717)
Swiss Franc,
Expiring
12/21/2016	22,736,741	23,487,762	23,048,121	(439,641)
UBS
Swiss Franc,
Expiring
12/21/2016	12,407,000	12,754,509	12,576,914	(177,595)
Sales:
Bank of America
Australian Dollar,
Expiring
12/21/2016	22,176,700	16,759,043	16,847,757	(88,714)
British Pound,
Expiring
12/21/2016	4,965,585	6,065,338	6,085,680	(20,342)
Canadian Dollar,
Expiring
12/21/2016	14,740,525	11,135,091	10,994,132	140,959

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Bank of America (continued)
Euro,
Expiring
12/21/2016	11,280,520	12,653,020	12,413,180	239,840
Bank of Montreal
Euro,
Expiring
12/21/2016	101,528,280	114,579,232	111,722,582	2,856,650
BNP Paribas
British Pound,
Expiring
12/21/2016	21,875,415	26,727,819	26,809,886	(82,067)
Canadian Dollar,
Expiring
12/21/2016	28,287,835	21,170,994	21,098,311	72,683
Citigroup
Australian Dollar,
Expiring
12/21/2016	74,146,254	56,289,256	56,329,304	(40,048)
British Pound,
Expiring
12/21/2016	69,896,663	92,376,198	85,663,362	6,712,836
Canadian Dollar,
Expiring
12/21/2016	13,189,000	9,949,757	9,836,936	112,821
Euro,
Expiring
12/21/2016	124,070,616	139,991,725	136,528,360	3,463,365
Japanese Yen,
Expiring
12/21/2016	842,331,289	8,296,712	8,049,994	246,718
Norwegian Krone,
Expiring
12/21/2016	71,396,000	8,825,281	8,642,063	183,218
Swedish Krona,
Expiring
12/21/2016	150,640,945	17,760,074	16,723,150	1,036,924
Swiss Franc,
Expiring
12/21/2016	10,243,000	10,491,878	10,383,278	108,600
Credit Suisse International
Japanese Yen,
Expiring
12/21/2016	360,548,396	3,554,740	3,445,690	109,050

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Goldman Sachs International
Swedish Krona,
Expiring
12/21/2016	125,193,637	14,806,966	13,898,160	908,806
HSBC
Australian Dollar,
Expiring
12/21/2016	17,965,000	13,444,467	13,648,106	(203,639)
Canadian Dollar,
Expiring
12/21/2016	23,778,000	18,081,786	17,734,678	347,108
Norwegian Krone,
Expiring
12/21/2016	101,978,000	12,376,406	12,343,833	32,573
Swedish Krona,
Expiring
12/21/2016	121,009,000	14,326,017	13,433,609	892,408
Nomura Securities
Australian Dollar,
Expiring
12/21/2016	5,382,500	4,093,257	4,089,114	4,143
British Pound,
Expiring
12/21/2016	57,718,595	76,185,566	70,738,268	5,447,298
Canadian Dollar,
Expiring
12/21/2016	17,088,000	12,964,204	12,744,982	219,222
Euro,
Expiring
12/21/2016	78,932,969	89,095,589	86,858,510	2,237,079
Japanese Yen,
Expiring
12/21/2016	1,471,873,500	14,256,869	14,066,404	190,465
Royal Bank of Canada
Australian Dollar,
Expiring
12/21/2016	21,658,000	16,387,526	16,453,698	(66,172)
British Pound,
Expiring
12/21/2016	35,206,898	46,559,081	43,148,573	3,410,508
Canadian Dollar,
Expiring
12/21/2016	80,879,640	61,465,110	60,323,592	1,141,518

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Royal Bank of Canada (continued)
Euro,
Expiring
12/21/2016	43,852,480	48,900,362	48,255,642	644,720
Japanese Yen,
Expiring
12/21/2016	149,176,961	1,469,188	1,425,655	43,533
Swedish Krona,
Expiring
12/21/2016	192,179,030	22,645,130	21,334,430	1,310,700
Societe Generale
Japanese Yen,
Expiring
12/21/2016	3,154,798,839	31,103,673	30,149,789	953,884
UBS
Australian Dollar,
Expiring
12/21/2016	5,382,500	4,091,830	4,089,114	2,716
British Pound,
Expiring
12/21/2016	5,751,000	7,338,679	7,048,262	290,417
Canadian Dollar,
Expiring
12/21/2016	17,088,000	12,955,741	12,744,982	210,759
Japanese Yen,
Expiring
12/21/2016	1,471,873,500	14,254,508	14,066,404	188,104
Gross Unrealized Appreciation				34,028,032
Gross Unrealized Depreciation				(14,316,465)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2016, there were no open total return swaps entered into by the fund.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

38

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	69,896,760	[1,2]	Interest rate risk	(9,836,894)	[1]
Equity risk	16,201,051	[1,2]	Equity risk	(1,276,654)	[1,3]
Foreign exchange risk	34,028,032	[4]	Foreign exchange risk	(14,316,465)	[4]
Commodity risk	4,070,853	[1]	Commodity risk	(4,574,109)	[1]
Gross fair value of derivative contracts	124,196,696			(30,004,122)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial and commodity futures as reported in the
Consolidated Statement of Financial and Commodity Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Outstanding options written, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(25,955,174)		38,957,118		-		-		13,001,944
Equity	4,488,218		(28,147,055)		-		3,613,280		(20,045,557)
Foreign exchange	-		-		35,727,868		-		35,727,868
Commodity	(2,092,169)		-		-		-		(2,092,169)
Total	(23,559,125)		10,810,063		35,727,868		3,613,280		26,592,086

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	18,067,609		(11,425,110)		-		-		6,642,499
Equity	(31,518,794)		(1,613,238)		-		(311,178)		(33,443,210)
Foreign exchange	-		-		15,499,761		-		15,499,761
Commodity	(503,256)		-		-		-		(503,256)
Total	(13,954,441)		(13,038,348)		15,499,761		(311,178)		(11,804,206)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on financial and commodity futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial and commodity futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial and Commodity futures	35,071,634	(14,417,958)
Options	55,097,030	(1,269,699)
Forward contracts	34,028,032	(14,316,465)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	124,196,696	(30,004,122)
Derivatives not subject to
Master Agreements	(90,161,682)	14,417,958
Total gross amount of assets
and liabilities subject to
Master Agreements	34,035,014	(15,586,164)

40

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	410,058		(410,058)	-		-
Bank of Montreal	2,856,650		-	-		2,856,650
BNP Paribas	206,567		(206,567)	-		-
Citigroup	11,864,482		(2,641,328)	-		9,223,154
Goldman Sachs International	922,617		(922,617)	-		-
HSBC	1,272,089		(1,272,089)	-		-
Morgan Stanley Capital Services	102,221		(102,221)	-		-
Nomura Securities	8,098,207		(182,475)	-		7,915,732
Royal Bank of Canada	6,656,243		(3,380,592)	-		3,275,651
Societe Generale	953,884		-	-		953,884
UBS	691,996		(177,595)	-		514,401
Total	34,035,014		(9,295,542)	-		24,739,472

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(2,694,458)		410,058	-		(2,284,400)
BNP Paribas	(384,547)		206,567	-		(177,980)
Citigroup	(2,641,328)		2,641,328	-		-
Goldman Sachs International	(1,295,301)		922,617	190,000		(182,684)
HSBC	(3,001,032)		1,272,089	-		(1,728,943)
Morgan Stanley Capital Services	(1,122,478)		102,221	-		(1,020,257)
Nomura Securities	(182,475)		182,475	-		-
Royal Bank of Canada	(3,380,592)		3,380,592	-		-
Standard Chartered Bank	(706,358)		-	-		(706,358)
UBS	(177,595)		177,595	-		-
Total	(15,586,164)		9,295,542	190,000		(6,100,622)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Consolidated Statement of Investments for detailed information regarding collateral held for open financial and commodity futures contracts.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	980,882,822
Equity options contracts	7,909,517
Interest rate financial futures	1,229,445,583
Interest rate options contracts	69,436,819
Forward contracts	1,850,059,567
Commodity futures	33,090,975

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

Average Notional Value ($)
Equity total return swap agreements	49,683,276

At October 31, 2016, the cost of investments for federal income tax purposes was $1,335,962,283; accordingly, accumulated net unrealized appreciation on investments was $2,148,352, consisting of $6,205,217 gross unrealized appreciation and $4,056,865 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609 the “Creditor Trust Action”). In addition, a separate adversary proceeding has been brought in the same Bankruptcy Court against a putative defendant class ( Weisfeiner, as Trustee of the LB Litigation Trust v. Hofman, at al., Adv. Pro No. 10-05525, the “Litigation Trust Action” and collectively with the Creditor Trust Action, the “Actions”). In both Actions, plaintiffs allege that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger on December 20, 2007 constitute “fraudulent transfers” under applicable state law, and seek to recover from the former Lyondell shareholders the merger consideration received for their shares. The Creditor Trust Action asserts claims for both intentional and constructive fraudulent transfer, while the Litigation Trust Action asserts a single claim for intentional fraudulent transfer.

On November 18, 2015, the Bankruptcy Court granted defendants’ motion to dismiss the intentional fraudulent transfer claim in both Actions, and on July 20, 2016, the Court granted defendants motion to dismiss the

42

constructive fraudulent transfer claim. In 2016, the United States District Court for the Southern District of New York reversed the Bankruptcy Court’s order dismissing the intentional fraudulent transfer claim in the Litigation Trust Action.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation. Consequently, at this time, management is unable to estimate the possible loss, if any, that may result.

43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dynamic Total Return Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statements of investments, financial and commodity futures and options written, of Dynamic Total Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Dynamic Total Return Fund at October 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

47

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dynamic Total Return Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6140AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $163,578 in 2015 and $167,665 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,092 in 2015 and $25,720 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $18,170 in 2015 and $21,060 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $121 in 2015    and $212  in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $19,591,507 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)